SCHEDULE 14C INFORMATION

INFORMATION STATEMENT PURSUANT TO SECTION 14(c) OF THE
SECURITIES EXCHANGE ACT OF 1934

(Amendment No.)

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Wells Fargo Funds Trust
(Name of Registrant as Specified in Its Charter)

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WELLS FARGO FUNDS TRUST ("Funds Trust" of the "Trust"), on behalf of the following series:

Wells Fargo Alternative Strategies Fund (the "Fund")

525 Market Street, 12th Floor, San Francisco, California 94105

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF INFORMATION STATEMENT

August 17, 2018

Information on the Fund's Sub-Advisors

 On July 5, 2018, Wells Fargo Asset Management announced the sale of its majority stake in The Rock Creek Group, L.P. ("Rock Creek"), the Fund's primary sub-adviser, to Rock Creek's founder and management team (the "Sale"). The Sale is expected to close shortly, but no later than the end of August.

The Sale will constitute a "change of control" of Rock Creek (as defined in the Investment Company Act of 1940, as amended). As Rock Creek is a party to each of the Fund's existing sub-advisory agreements, the Sale will result in an assignment of each of the Fund's existing sub-advisory agreements, triggering the automatic termination of all such agreements.

As a shareholder of the Fund, you are receiving this notice regarding the availability of an information statement (the "Information Statement") relating to the implementation of new sub-advisory agreements for the Fund (the "New Sub-Advisory Agreements"). There will be no changes to the Fund's portfolio managers or investment strategy based on the New Sub-Advisory Agreements. Additionally, in connection with the resignation of Rock Creek the Board has voted to: 1) liquidate the Fund effective on or about October 12, 2018; and (2) close the Fund to new investors and to new investments by existing investors effective at the close of business on August 17, 2018, except that existing retirement plans, benefit plans and retirement plan platforms may continue to add new participants and make additional purchases until the Fund's liquidation date.

At a meeting held on August 14-15, 2018 (the "Meeting"), Funds Trust's Board of Trustees (the "Board") unanimously approved New Sub-Advisory Agreements among Funds Trust, on behalf of the Fund, Wells Fargo Funds Management, LLC ("Funds Management" or the "Manager"), as investment manager, Rock Creek, and each of BNY Mellon Asset Management North America Corporation, formerly Mellon Capital Management Corporation, Chilton Investment Company, LLC, Ellington Global Asset Management, LLC, Sirios Capital Management, L.P., and Wellington Management Company LLP, each effective upon the close of the Sale.
This notice presents an overview of the Information Statement that is available to you on the Internet or, upon request, by mail or email. We encourage you to access and review all of the important information contained in the Information Statement. As described below, the Information Statement is for informational purposes only and, as a shareholder of the Fund, you do not need to take any action.

Funds Trust and Funds Management have received an exemptive order (the "Manager of Managers Order") from the U.S. Securities and Exchange Commission that permits the Manager, subject to certain conditions, such as approval by the Board, to enter into new sub-advisory agreements with certain sub-advisers or to change the terms of existing sub-advisory agreements with certain sub-advisers. Approval of the New Sub-Advisory Agreements by the Fund's shareholders is not required, but the Manager of Managers Order requires that the Information Statement be made available to the Fund's shareholders.

By sending you this notice, the Fund is notifying you that it is making the Information Statement available to you via the Internet in lieu of mailing you a paper copy. You may print and view the Information Statement on the Fund's website at wellsfargofunds.com. The Information Statement will be available on the Fund's website until at least October 12, 2018. You may request a paper copy or email copy of the Information Statement free of charge by calling 1-800-222-8222 or writing to Wells Fargo Funds, P.O. Box 219967, Kansas City, MO 64121-9967.

Only one copy of this notice will be delivered to shareholders of the Fund who reside at the same address, unless the Fund has received instructions to the contrary. If you would like to receive an additional copy, please write to the Wells Fargo Funds at P.O. Box 219967, Kansas City, MO 64121-9967 or call 1-800-222-8222. Shareholders wishing to receive separate copies of notices in the future, and shareholders sharing an address who wish to receive a single copy if they are receiving multiple copies, should also contact the Wells Fargo Funds as indicated above.

If you want to receive a paper or email copy of the Information Statement, you must request one. There is no charge to you to obtain a copy.

Information on the Liquidation of the Fund

 As noted above, the Board approved the closure and Liquidation of the Fund at the Meeting. Accordingly, as a shareholder of  the Fund, we are providing you with details of this closure and Liquidation.

Why has the Fund been identified for liquidation? The Board's decision to close and liquidate the Fund follows the announcement on July 5 that Wells Fargo is selling its majority stake in Rock Creek to the company's founder and management team. The closing of this transaction will result in the termination of the sub- advisory agreements of Rock Creek and the other sub-advisers to the Fund. Nevertheless, Rock Creek and the other sub-advisers have agreed to provide certain services to the Fund to assist the Fund in connection with the liquidation. In advance of the transaction closing, Funds Management and Rock Creek jointly discussed Rock Creek's role as a sub-adviser for the Fund going forward. After careful consideration, Funds Management considered the potential impacts of Rock Creek's departure away from sub-advising the Fund along with other factors in recommending liquidation of the Fund to the Board as an action in the best interest of shareholders.

When is the liquidation expected to occur? Liquidation of the Fund's assets is expected to take place at the close of business on or around October 12, 2018.

Will the Fund be closed to new investments? As of close of business on August 17, 2018, the Fund will be closed to new shareholders and to additional investments by existing shareholders, except that existing retirement plans, benefit plans and retirement plan platforms may continue to add new participants and make additional purchases until the Fund's liquidation date..

Will my redemption proceeds be subject to CDSCs? If you are invested in classes of shares (A or C) that are subject to contingent deferred sales charges (CDSCs), you will not be charged any applicable CDSC if you redeem shares prior to the liquidation or hold shares through the liquidation of the Fund.

If I am invested in Class A shares, will I be able to purchase Class A shares of another Wells Fargo Fund without paying a front-end sales charge? Yes, if you continue to hold your shares through the liquidation date of the Fund (currently scheduled for October 12, 2018) you will be eligible to purchase another Wells Fargo Fund with the proceeds of the liquidation within 90 days after the redemption date without paying the front-end sales charges, provided you purchase Class A shares of another Wells Fargo Fund and as long as the owner of the account remains the same. You must request the waiver and provide appropriate proof of your eligibility at the time of purchase . Also, note that if you hold fund shares through an account maintained by a third-party financial institution and not directly through Wells Fargo Funds and that financial institution changes within 90 days of the liquidation date, you will no longer be eligible to purchase Class A shares at net asset value.

What action do I need to take if I own shares in a tax-deferred account, such as an IRA, SEP-IRA, or SIMPLE IRA, for which Wells Fargo Bank serves as custodian? You will need to take timely action to change your investment in the Fund to an alternative investment or provide us with instructions on how to invest the proceeds of the liquidation in an alternative investment before the liquidation date. If your account remains invested in the Fund at the time of liquidation and you have not provided us with your instructions for disposition of the proceeds or if your instructions are unclear or incomplete, the liquidation proceeds will be invested in shares of the Wells Fargo Money Market Fund, according to the terms of the Fund's prospectus and the account application agreement. We will treat your inaction as approval of this purchase until you direct us to sell or exchange the shares of the Wells Fargo Money Market Fund.

What action do I need to take if I am invested in a taxable account? No action is required on your part if you hold your shares in a taxable account. All of the shares that you own in the Fund will be redeemed automatically at the close of business on or around October 12, 2018, the expected date of liquidation. You will receive the current market value of your fund shares at the close of market on the date of redemption. A confirmation statement will be provided to you, and Wells Fargo Funds will send you the proceeds from the liquidation on the next business day after the redemption takes place.

Are there tax implications related to the liquidation of the Fund? The Fund may be required by the Internal Revenue Code to make a distribution of income and capital gains realized, if any, from liquidating the portfolio. The likelihood or amount of any distribution cannot be determined at this time. It is anticipated that any distribution would be paid to shareholders prior to liquidation. The liquidation will be treated as a sale of shares as of the liquidation date and may have its own tax consequences. Please consult your tax advisor.

How can I get more information? We value your business and remain committed to meeting your investment needs. If you have questions, please contact your financial advisor, or you can reach us directly at 1-800-222-8222.

NOT088

WELLS FARGO FUNDS TRUST ("Funds Trust" of the "Trust"), on behalf of the following series:

Wells Fargo Alternative Strategies Fund (the "Fund")

525 Market Street, 12th Floor, San Francisco, California 94105

INFORMATION STATEMENT

August 17, 2018

This Information Statement is for informational purposes only and no action is requested on your part. We are not asking you for a proxy and you are requested not to send us a proxy.

This Information Statement is being made available to shareholders of the Fund, a series of the Trust, in lieu of a proxy statement, pursuant to the terms of an exemptive order (the "Manager of Managers Order") that the Trust and Wells Fargo Funds Management, LLC ("Funds Management" or the "Manager") have received from the U.S. Securities and Exchange Commission (the "SEC"). The Manager of Managers Order permits the Manager, subject to certain conditions, such as approval by the Trust's Board of Trustees (the "Board"), to enter into a new sub-advisory agreement with a sub-adviser, including one that is a wholly-owned subsidiary of the Manager or of a company that wholly-owns the Manager, without shareholder approval.

Appointment of Rock Creek L.P., BNY Mellon Asset Management Corporation North America Corporation, Chilton Investment Company, LLC, Ellington Global Asset Management, LLC, Sirios Capital Management, L.P. and Wellington Management Company LLP each as a Sub-Adviser to the Fund

At a meeting held on August 14-15, 2018 (the "Meeting"), the Board, all the members of which have no direct or indirect interest in the investment management and sub-advisory agreements and are not "interested persons" of Funds Trust, as defined in the Investment Company Act of 1940 (the "1940 Act") (the "Independent Trustees"), unanimously approved new investment sub-advisory agreements (the "New Sub-Advisory Agreements") for the Fund among Funds Trust, on behalf of the Fund, the Manager, as investment manager, and Rock Creek L.P. ("Rock Creek"), BNY Mellon Asset Management North America Corporation, formerly Mellon Capital Management Corporation ("BNY Mellon AMNA"), Chilton Investment Company, LLC ("Chilton"), Ellington Global Asset Management, LLC ("Ellington"), Sirios Capital Management, L.P. ("Sirios") and Wellington Management Company LLP ("Wellington Management"), each as an investment sub-adviser collectively, the "Sub-Advisers"), effective upon the closing of the Sale (as defined below).

The Board approved the New Sub-Advisory Agreements in light of the sale by Wells Fargo Asset Management of its majority stake in Rock Creek, the Fund's primary sub-adviser, to Rock Creek's founder and management team (the "Sale"). The Sale is expected to close shortly, but no later than the end of August. The Sale will constitute a "change of control" of Rock Creek (as defined in the 1940 Act). As Rock Creek is a party to each of the Fund's existing sub-advisory agreements (the "Current Sub-Advisory Agreements"), the Sale will result in an assignment of each of the Fund's Current Sub-Advisory Agreements, triggering the automatic termination of all such agreements and requiring the Board to approve the New Sub-Advisory Agreements.

The Board also approved: (1) liquidation of the Fund (the "Liquidation") pursuant to a plan of liquidation that is expected to occur after close of business on or about October 12, 2018; and (2) closing the Fund to new investors and to new investments by existing investors effective at the close of business on August 17, 2018, except that existing retirement plans, benefit plans and retirement plan platforms may continue to add new participants and make additional purchases until the Fund's liquidation date.

Terms of the New Sub-Advisory Agreements

At the Meeting, the Board of Funds Trust, of which the Fund is a series, approved the New Sub-Advisory Agreements with the Sub-Advisers on behalf of the Fund. The terms of the New Sub-Advisory Agreements are the same as the terms of the Current Sub-Advisory Agreements, except for the New Sub-Advisory Agreement with Rock Creek.

Under the New Sub-Advisory Agreement with Rock Creek, Rock Creek is authorized and directed, under the direction of Funds Management, to facilitate the Fund's redemptions from the unaffiliated mutual funds in which it has invested, and communicate with Funds Management and the other Sub-Advisers to effect the winding down of the Fund in connection with the Liquidation of the Fund. Under the New Sub-Advisory Agreements with each of the Sub-Advisers other than Rock Creek, each other Sub-Adviser is authorized and directed to effect the winding down of the Fund (with respect to the sleeve that it manages) in connection with the Liquidation of the Fund.

In addition, under the New Sub-Advisory Agreement with Rock Creek, Rock Creek will not be obligated to indemnify Funds Trust or Funds Management with respect to activities conducted during the term of the New Sub-Advisory Agreement. In contrast, under the Current Sub-Advisory Agreement with Rock Creek, Rock Creek is obligated to indemnify Funds Trust and Funds Management under certain specified circumstances, and that obligation continues for a period of time even after the termination of that agreement. The New Sub-Advisory Agreement with Rock Creek also provides that Rock Creek's term as sub-adviser to the Fund shall terminate in all respects upon the earlier of the 60th day following the date of such New Sub-Advisory Agreement or the Liquidation of the Fund.

Forms of the New Sub-Advisory Agreements with each of the Sub-Advisers are attached as Exhibit A to this Information Statement.

Board Considerations of the New Agreements

At the Meeting, the Board, all the members of which are Independent Trustees, discussed and unanimously approved the New Sub-Advisory Agreements with each of the Sub-Advisers. At the Meeting, the Board also approved the Fund Liquidation.

The Board's consideration and approval of the New Sub-Advisory Agreements occurred in anticipation of the expected automatic termination of each of the Fund's Current Sub-Advisory Agreements with each Sub-Adviser. The expected automatic termination results from the Sale. The Sale will result in a "change of control" (as defined in the 1940 Act) of Rock Creek, which is a party to each Current Sub-Advisory Agreement, and will result in the automatic termination of each Current Sub-Advisory Agreement.

The Board approved the New Sub-Advisory Agreements to ensure that necessary sub-advisory services continue to be provided to the Fund until completion of the Liquidation, which is expected to occur in mid-October. Under the New Sub-Advisory Agreement with Rock Creek, Rock Creek is authorized and directed, under the direction of Funds Management, to facilitate the Fund's redemptions from the unaffiliated mutual funds in which it has invested, and communicate with Funds Management and the other Sub-Advisers to effect the winding down of the Fund in connection with the Liquidation of the Fund. Rock Creek will continue to be responsible, under the oversight of Funds Management, for overseeing the other Sub-Advisers and their investment activities in the context of the Liquidation. Under the New Sub-Advisory Agreements with each of the Sub-Advisers other than Rock Creek, each other Sub-Adviser is authorized and directed to effect the winding down of the Fund (with respect to the sleeve that it manages) in connection with the Liquidation of the Fund.

In determining whether to approve each New Sub-Advisory Agreement, the Board received a presentation from Funds Management at the Meeting regarding the Sale (the "Presentation"). The Presentation included, among other things: (i) information regarding the current and expected ownership structure of Rock Creek as a result of the Transaction; (ii) copies of the forms of New Sub-Advisory Agreements; (iii) information about investment performance and portfolio holdings of the Fund; and (iv) information about the proposed Liquidation.

The Board also considered that it had received from Funds Management and the Sub-Advisers detailed materials as part of the most recent re-approval of each Current Sub-Advisory Agreement. At a previous in-person meeting held on May 22-23, 2018 (the "May Meeting"), the Board unanimously re-approved the Current Sub-Advisory Agreements. The terms of the New Sub-Advisory Agreements are the same as the terms of the Current Sub-Advisory Agreements, except for the New Sub-Advisory Agreement with Rock Creek.

The New Sub-Advisory Agreement with Rock Creek provides that Rock Creek's term as sub-adviser to the Fund shall terminate in all respects upon the earlier of the 60th day following the date of such New Sub-Advisory Agreement or the Liquidation of the Fund. The Board noted that the investment management agreement with Funds Management relating to the Fund and the New Sub-Advisory Agreements with the other Sub-Advisers do not include such a provision. Accordingly, if the New Sub-Advisory Agreement with Rock Creek were to terminate prior to the completion of the Liquidation, Funds Management and the other Sub-Advisers would continue to manage the Fund until its Liquidation. In addition, under the New Sub-Advisory Agreement with Rock Creek, Rock Creek will not be obligated to indemnify the Fund or Funds Management with respect to activities conducted during the term of the New Sub-Advisory Agreement. In contrast, under the Current Sub-Advisory Agreement with Rock Creek, Rock Creek is obligated to indemnify the Fund and Funds Management under certain specified circumstances, and that obligation continues for a period of time even after the termination of that agreement.

The Board noted that Funds Management believes these differences in the New Sub-Advisory Agreement and Current Sub-Advisory Agreement with Rock Creek are acceptable in light of Rock Creek's role in connection with the Liquidation and the continued role of Funds Management and the Sub-Advisers other than Rock Creek.

As the terms of the New Sub-Advisory Agreements are the same as the terms of the Current Sub-Advisory Agreements (with the exceptions noted above with respect to Rock Creek), the information considered by the Board in its re-approvals of the Current Sub-Advisory Agreements at the May Meeting was equally applicable to its consideration of the New Sub-Advisory Agreements at the Meeting. With respect to the New Sub-Advisory Agreement with Rock Creek, the Board's consideration also included the following: (a) that Rock Creek would no longer be an "affiliated person" (as that term is defined in the 1940 Act) of Funds Management following the closing of the Sale, and that the purchasers in the Sale are Rock Creek's founder and existing management team, each of whom was already a part owner of Rock Creek prior to the Sale; (b) Rock Creek's relationships and role of facilitating communications with the other Sub-Advisers to the Fund, and the utility of retaining Rock Creek, under the oversight of Funds Management, for a sixty-day period to, among other things, oversee the other Sub-Advisers and their investment activities in the context of the Liquidation; (c) the acceptability of the term of the New Sub-Advisory Agreement with Rock Creek in light of the anticipated timing of the Liquidation; and (d) the scope of services required from Rock Creek in connection with the Liquidation of the Fund, and the protections available to the Fund other than through indemnification from Rock Creek.
A description of the factors considered and conclusions reached by the Board in its re-approvals of the Current Sub-Advisory Agreements for the Fund at the May Meeting will be included in the Fund's annual report to shareholders, dated June 30, 2018. At the Meeting, the Board considered the same factors (together with those described above relating to Rock Creek) and reached the same conclusions in its approval of the New Sub-Advisory Agreements.

Information on the Liquidation of the Fund

 As noted above, the Board approved the closure and Liquidation of the Fund at the Meeting. Accordingly, as a shareholder of  the Fund, we are providing you with details of this closure and Liquidation.

Why has the Fund been identified for liquidation? The Board's decision to close and liquidate the Fund follows the announcement on July 5 that Wells Fargo is selling its majority stake in Rock Creek to the company's founder and management team. The closing of this transaction will result in the termination of the sub- advisory agreements of Rock Creek and the other sub-advisers to the Fund. Nevertheless, Rock Creek and the other sub-advisers have agreed to provide certain services to the Fund to assist the Fund in connection with the liquidation. In advance of the transaction closing, Funds Management and Rock Creek jointly discussed Rock Creek's role as a sub-adviser for the Fund going forward. After careful consideration, Funds Management considered the potential impacts of Rock Creek's departure away from sub-advising the Fund along with other factors in recommending liquidation of the Fund to the Board as an action in the best interest of shareholders.

When is the liquidation expected to occur? Liquidation of the Fund's assets is expected to take place at the close of business on or around October 12, 2018.

Will the Fund be closed to new investments? As of close of business on August 17, 2018, the Fund will be closed to new shareholders and to additional investments by existing shareholders, except that existing retirement plans, benefit plans and retirement plan platforms may continue to add new participants and make additional purchases until the Fund's liquidation date..

Will my redemption proceeds be subject to CDSCs? If you are invested in classes of shares (A or C) that are subject to contingent deferred sales charges (CDSCs), you will not be charged any applicable CDSC if you redeem shares prior to the liquidation or hold shares through the liquidation of the Fund.

If I am invested in Class A shares, will I be able to purchase Class A shares of another Wells Fargo Fund without paying a front-end sales charge? Yes, if you continue to hold your shares through the liquidation date of the Fund (currently scheduled for October 12, 2018) you will be eligible to purchase another Wells Fargo Fund with the proceeds of the liquidation within 90 days after the redemption date without paying the front-end sales charges, provided you purchase Class A shares of another Wells Fargo Fund and as long as the owner of the account remains the same. You must request the waiver and provide appropriate proof of your eligibility at the time of purchase . Also, note that if you hold fund shares through an account maintained by a third-party financial institution and not directly through Wells Fargo Funds and that financial institution changes within 90 days of the liquidation date, you will no longer be eligible to purchase Class A shares at net asset value.

What action do I need to take if I own shares in a tax-deferred account, such as an IRA, SEP-IRA, or SIMPLE IRA, for which Wells Fargo Bank serves as custodian? You will need to take timely action to change your investment in the Fund to an alternative investment or provide us with instructions on how to invest the proceeds of the liquidation in an alternative investment before the liquidation date. If your account remains invested in the Fund at the time of liquidation and you have not provided us with your instructions for disposition of the proceeds or if your instructions are unclear or incomplete, the liquidation proceeds will be invested in shares of the Wells Fargo Money Market Fund, according to the terms of the Fund's prospectus and the account application agreement. We will treat your inaction as approval of this purchase until you direct us to sell or exchange the shares of the Wells Fargo Money Market Fund.

What action do I need to take if I am invested in a taxable account? No action is required on your part if you hold your shares in a taxable account. All of the shares that you own in the Fund will be redeemed automatically at the close of business on or around October 12, 2018, the expected date of liquidation. You will receive the current market value of your fund shares at the close of market on the date of redemption. A confirmation statement will be provided to you, and Wells Fargo Funds will send you the proceeds from the liquidation on the next business day after the redemption takes place.

Are there tax implications related to the liquidation of the Fund? The Fund may be required by the Internal Revenue Code to make a distribution of income and capital gains realized, if any, from liquidating the portfolio. The likelihood or amount of any distribution cannot be determined at this time. It is anticipated that any distribution would be paid to shareholders prior to liquidation. The liquidation will be treated as a sale of shares as of the liquidation date and may have its own tax consequences. Please consult your tax advisor.

How can I get more information? We value your business and remain committed to meeting your investment needs. If you have questions, please contact your financial advisor, or you can reach us directly at 1-800-222-8222.

Executive Officers and Directors of Rock Creek

Rock Creek, a registered investment adviser located at 1133 Connecticut Ave., N.W., Suite 810, Washington, DC 20036. Rock Creek provides investment advice to foundations, endowments, state and public pension plans, sovereign wealth funds and other institutional investors.

The name and principal occupation of Rock Creek's executive officers and directors as of the date of this Information Statement are set forth below. The business address of each such officer and/or director is 1133 Connecticut Ave., N.W., Suite 810, Washington, DC 20036.

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Afsaneh M. Beschloss, Member and General Partner

Executive Officers and Directors of BNY Mellon AMNA

BNY Mellon AMNA, a registered investment adviser located at One Boston Place, Boston, MA 02108. BNY Mellon AMNA has been providing investment advisory services since 1983 and provides investment advisory services primarily to institutional clients principally through separate accounts and a variety of commingled funds. BNY Mellon AMNA is a wholly owned indirect subsidiary of BNY Mellon, a publicly traded company, and is affiliated with a number of other investment organizations through BNY Mellon. BNY Mellon is the corporate brand of The Bank of New York Mellon Corporation.

The name and principal occupation of BNY Mellon AMNA's executive officers and directors as of the date of this Information Statement are set forth below. The business address of each such officer and/or director is One Boston Place, Boston, MA 02108.

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Thomas Loeb, Board of Directors

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Linda T. Lillard, Board of Directors, Executive Vice President and Chief Operating Officer

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Jeff J. Zhang, Board of Directors, Executive Vice President and Chief Investment Officer – Multi-Asset and Multi-Factor and Index

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Gregory A. Brisk, Board of Directors

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Alexander B. Over, Board of Directors, Executive Vice President and Global Head of Distribution

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Michael A. Germano, Board of Directors, Managing Director and Head of Strategy

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David C. Leduc, Board of Directors, Executive Vice President and Chief Investment Officer – Active Fixed Income

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David A. Daglio, Board of Directors, Executive Vice President and Chief Investment Officer – Active Equity

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Jamie W. Lewin, Board of Directors

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Matthew J. Oomen, Board of Directors

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Edward H. Ladd, Board of Directors

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James D. MacIntyre, Board of Directors, Chairman, Chief Executive Officer and President

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Jennifer Cassedy, Executive Vice President and Chief Compliance Officer

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John P. Shea, Chief Financial Officer and Treasurer

Executive Officers and Directors of Chilton

Chilton, a registered investment adviser located at 1290 East Main Street, Stamford, CT, 06902. Chilton Investment Company manages registered funds, private investment funds, and private accounts for foundations, endowments, high net worth individuals or families, pension plans or institutional investors. The firm's investment philosophy is to seek to produce superior investment returns by aggessiverly pursuing capital appreciation in rising markets and aiming to preserve capital in declining markets.

The name and principal occupation of Chilton's executive officers and directors as of the date of this Information Statement are set forth below. The business address of each such officer and/or director is 1290 East Main Street, Stamford, CT, 06902.

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Richard L. Chilton, Jr., Director, Chairman, Chief Executive Officer and Chief Investment Officer

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Patrica A. Mallon, Director

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Jennifer L. Foster, Director, Executive Vice President and Co-Chief Investment Officer

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Jonathan M. Wainwright, Director

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Michael W. Clark, Director and Chief Risk Officer

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Julie N. Jack, Managing Director, General Counsel and Chief Compliance Officer

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Alison T. Schachter, Senior Vice President and Chief Compliance Officer

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Joseph B. Eggleton, Executive Vice President and Chief Operating Officer

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Andrew E. Burr, Executive Vice President and Director of Trading

Executive Officers and Directors of Ellington

Ellington is a registered investment adviser located at 53 Forest Avenue, Suite 301, Old Greenwich, CT 06870. Ellington manages portfolios of agency and non-agency residential mortgage-backed securities and opportunistically invests in other target assets, such as commercial mortgage loans, commercial mortgage-backed securities, mortgage-related derivatives and other asset-backed securities. Ellington utilizes systematic strategies to invest in equities and futures markets.

The name and principal occupation of Ellington's executive officers as of the date of this Information Statement are set forth below. The business address of each such officer is 53 Forest Avenue, Suite 301, Old Greenwich, CT 06870.

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Olivier Cogot-Goldberg, Vice Chairman

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Laurence E. Penn, Vice Chairman

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Paul A. Asaro, Chief Finanical Officer and Managing Director

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Michael W. Vranos, Chief Executive Officer

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John D. Geanakoplos, Managing Director

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Richard G. Brounstein, Vice Chairman

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Mark I. Tecotzky, Managing Director and Chief Investment Officer-Credit

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David C. Rice, Chief Compliance Officer

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Daniel R. Margolis, General Counsel

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Bruce Caplain, Chief Accounting Officer

Executive Officers and Directors of Sirios

Sirios, a registered investment adviser located at One International Place, Boston, MA 02110. Sirios provides investment management services to clients including collective investment vehicles, accounts held by single investors and registered funds. Sirios is a fundamentally-driven investment firm that concentrates its investments in the consumer, energy/industrials, financials/RE, healthcare and technology/telecommunications sectors.

The name and principal occupation of Sirios' executive officers and directors as of the date of this Information Statement are set forth below. The business address of each such officer and/or director is One International Place, Boston, MA 02110.

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John F. Brennan, Jr., Managing Director

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Robert J. Fitzpatrick, Chief Compliance Officer

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Allison M. Smyth, Chief Financial Officer

 Executive Officers and Directors of Wellington Management

Wellington Management, a registered investment adviser located at 280 Congress Street, Boston, MA 02210. Wellington Management is a professional investment counseling firm which provides investment services to investment companies, employee benefit plans, endowments, foundations, and other institutions. Wellington Management and its predecessor organizations have provided investment advisory services for over 80 years.

The name and principal occupation of Wellington Management's executive officers and directors as of the date of this Information Statement are set forth below. The business address of each such officer and/or director is 280 Congress Street, Boston, MA 02210.

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Cynthia M. Clarke, Senior Managing Director and General Counsel

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John D. Norberg, Senior Managing Director and Chief Compliance Officer

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Edward J. Steinborn, Senior Managing Director and Chief Financial Officer

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Brendan J. Swords, Chairman, Chief Executive Officer

No Officer or Trustee of Funds Trust is an officer, employee, director, general partner or shareholder of the Sub-Advisers. No Trustee of Funds Trust has any material direct or indirect interest in the Sub-Advisers or any person controlling, controlled by or under common control with the Sub-Advisers. Since the beginning of the Fund's most recently completed fiscal year, no Trustee of Funds Trust has had, directly or indirectly, any material interest in any material transactions or material proposed transactions to which the Sub-Advisers, any of its parents or subsidiaries, or any subsidiaries of a parent of any such entities was or is to be a party.

Other Similar Funds Managed by the Sub-Advisers

The Sub-Advisers do not provide investment sub-advisory services for any similar fund.

Service Providers to Funds Trust

Investment Manager and Class-Level Administrator. Funds Management currently serves as the investment manager and class-level administrator for the Fund.

Below are the aggregate management fees paid by the Fund and the aggregate management fees waived by Funds Management for the most recent fiscal year.

	Management Fees Paid	Management Fees Waived
Alternative Strategies Fund	$2,983,523	$651,488

Below are the aggregate class-level administration fees paid by the Fund and the aggregate class-level administration fees waived by Funds Management for the most recent fiscal year.

	Administrative Service Fees Paid	Administrative Service Fees Waived
Alternative Strategies Fund	$287,939	$0

Below are the aggregate sub-advisory fees paid by the Manager for the most recent fiscal year.

Sub-Advisory Fees Paid
Rock Creek	$1,236,251
BNY Mellon AMNA, Chilton Investment Company, Ellington, Passport Capital, Pine River, Sirios and Wellington Management	$1,576,225

Brokerage Commissions to Affiliates. For the latest fiscal year, the Fund did not pay any brokerage commissions to affiliates.

Principal Underwriter/Distributor. Wells Fargo Funds Distributor, LLC ("Funds Distributor") serves as the distributor and principal underwriter of the Fund.

Below are the underwriting commissions received by Funds Distributor from sales charges on the sale of Fund shares and the amounts retained by Funds Distributor after the payment of any dealer allowance for the most recent fiscal year:

	Aggregate Total Underwriting Commissions	Underwriting Commissions Retained
Alternative Strategies Fund	$5,202	$5,202

Below are the distribution fees paid by the Fund for the most recent fiscal year. Class A, Administrator class, and Institutional class shares do not pay 12b-1 fees.

Fund	Class C
Alternative Strategies Fund
Total	$61,668
Compensation to Underwriters	$29,351
Compensation to Broker/Dealers	$32,317

Share Ownership

 Please see Exhibit B for a list of persons reflected on the books and records of the Fund as owning of record 5% or more of the outstanding shares of any class of the Fund as of August 1, 2018. Additionally, as of August 1, 2018, the Trustees and Officers of the Fund, as a group, beneficially owned in the aggregate less than 1% of the outstanding shares of a Fund and each class of the Fund.

Outstanding Shares

As of August 1, 2018, the Fund had the following number of shares issued and outstanding:

Fund / Share Class	Number of Shares
Alternative Strategies Fund
Class A	918,921.812
Class C	433,376.419
Administrator Class	157,123.939
Institutional Class	11,685,802.973

Financial Information

 The Fund's annual and semi-annual reports contain additional performance information about the Fund and are available upon request, without charge, by writing to Wells Fargo Funds, P.O. Box 219967, Kansas City, MO 64121-9967, by calling 1.800.222.8222 or by visiting the Wells Fargo Funds website at www.wellsfargofunds.com.

Shareholder Proposals
The Trust is not required, nor does it intend, to hold annual meetings of shareholders for the election of Trustees and other business. Instead, meetings will be held only when and if required (for example, whenever less than a majority of the Board has been elected by shareholders). Any shareholder desiring to present a proposal for consideration at the next shareholder meeting must submit the proposal in writing so that it is received within a reasonable time before any meeting. A proposal should be sent to the Trust at 525 Market Street, 12th Floor, San Francisco, CA 94105.

Exhibit A

FORMS OF NEW SUB-ADVISORY AGREEMENTS

FORM OF INVESTMENT SUB-ADVISORY AGREEMENT
 AMONG WELLS FARGO FUNDS TRUST,
 WELLS FARGO FUNDS MANAGEMENT, LLC AND
 THE ROCK CREEK GROUP, LP

This AGREEMENT is entered into as of the ___th day of August, 2018, by and among Wells Fargo Funds Trust (the "Trust"), a statutory trust organized under the laws of the State of Delaware, on behalf of its series, Wells Fargo Alternative Strategies Fund (the "Fund"), with its principal place of business at 525 Market Street, 12th Floor, San Francisco, California 94105, Wells Fargo Funds Management, LLC (the "Investment Manager"), a limited liability company organized under the laws of the State of Delaware with its principal place of business at 525 Market Street, 12th Floor, San Francisco, California 94105, and The Rock Creek Group, LP, a limited partnership organized under the laws of the State of Delaware, with its principal place of business at 1133 Connecticut Avenue, N.W., Suite 810, Washington, D.C. 20036 (the "Sub-Adviser").

WHEREAS, the Trust, on behalf of the Fund, has retained the Investment Manager to render investment management services pursuant to an Investment Management Agreement, dated as of July 1, 2015, by and between the Investment Manager and the Trust, on behalf of the Fund (including the predecessor Investment Advisory Agreement, dated August 6, 2003 and as amended, by and between the Investment Manager and the Trust, the "Investment Management Agreement");

WHEREAS, the Investment Manager, acting pursuant to the Investment Management Agreement and with the approval of the Trust's Board of Trustees, has retained the Sub–Adviser to provide specified investment advisory services to the Fund, under the terms of an investment sub-advisory agreement, dated April 1, 2014 and as amended or supplemented from time to time, among the Trust, the Investment Manager and the Sub-Adviser (attached hereto as Appendix A, the "Former Sub-Advisory Agreement");

WHEREAS, a transaction (the "Transaction") whereby the equity holders of the Sub Adviser and the Investment Manager have entered into an agreement pursuant to which persons affiliated with the Investment Manager have, subject to the terms and conditions set forth therein, transferred all of their interests to the other equity holders of the Sub Adviser on the date of the closing of the Transaction (the "Closing");

WHEREAS, the Transaction is treated for purposes of the Investment Company Act of 1940 (the "1940 Act") as a change in control of the Sub-Adviser , constituting an "assignment" for purposes of Section 15(a)(4) of the 1940 Act and resulting in an automatic termination of the Former Sub-Advisory Agreement as of the date of the Closing (the "Closing Date");

WHEREAS, the Board of Trustees of the Trust, on behalf of the Fund, approved the liquidation and termination of the Fund (the "Liquidation") to take place on or about October 12, 2018, pursuant to a written plan of liquidation and termination (attached hereto as Appendix B, the "Plan"); such Plan constitutes instructions of the Fund and the Investment Manager for purposes of the Sub-Adviser performing the services hereunder.

WHEREAS, the Investment Manager and the Trust desire that Rock Creek continue to serve as an investment subadviser of the Trust on behalf of the Fund as the Fund winds down its affairs, and Rock Creek is willing to continue to provide the services to the Fund in such capacity, on the terms and conditions stated herein; and

WHEREAS, solely for convenience, the Investment Manager, the Trust and Rock Creek wish to adopt the Former Sub-Advisory Agreement as the framework for establishing the rights and obligations of the parties under this Agreement, subject to the modifications set forth herein, and acknowledge that pursuant to the Plan, the Sub-Adviser is authorized and directed to assist in connection with the winding down of the Fund in connection with the Liquidation of the Fund;

NOW, THEREFORE, the parties, intending to be legally bound, agree as follows:

1. Adoption of Former Agreement. Subject to, and as modified, amended and supplemented by, the terms and conditions contained herein, each party adopts and assumes as of the Closing Date, the rights, duties and obligations of such party under the Former Sub-Advisory Agreement (including, without limitation, the Fee Agreement attached as Schedule A thereto as if such Former Sub-Advisory Agreement had continued to be in effect following the Closing Date.)

2. Plan of Liquidation. The parties acknowledge and agree that pursuant to the Plan, the Sub-Adviser is authorized and directed to, under the direction of the Investment Manager, to redeem from mutual fund holdings of the Fund and submit redemption requests and communicate with the Managers, as defined in the Former Sub-Advisory Agreement, under the direction of the Investment Manager, to effect the winding down of the Fund in connection with the Liquidation of the Fund. Accordingly, for purposes of this Agreement, the Plan supersedes and renders inapplicable the obligations and services of the Sub-Adviser set forth in: Sections 3(a)(i); 3(a)(ii); 3(a)(iv); and the first paragraph of 3(e) (Duties and Representations and Warranties of the Sub-Adviser) of the Former Sub-Advisory Agreement, and any other obligations or services thereunder that would not reasonably be required from a party assuming the role of the Sub-Advisor pursuant to the foregoing sentence.

3. Term and Termination; Survival of Certain Provisions of the Former Sub-Advisory Agreement. (a) Rock Creek's term as Sub-Adviser under this Agreement shall terminate in all respects upon the earlier of the 60th day following the date of this Agreement or the Liquidation of the Fund, and, upon such termination, this Agreement will (except as set forth in paragraphs (b) and (c) below) be of no further force or effect and the Sub-Adviser will have no further obligations hereunder. The terms of Section 15 (Term and Approval) and Section 16 (Termination) of the Former Sub-Advisory Agreement are hereby modified accordingly in this Agreement to effectuate the foregoing.

(b) The terms and conditions of Section 12 (Standard of Conduct) and Section 18 (Indemnification by the Trust) of the Former Sub-Advisory Agreement are hereby adopted in this Agreement and will survive the termination of this Agreement until the expiration of the applicable statute of limitations.

(c) The parties acknowledge that the terms and conditions of Section 17 (Indemnification by the Sub-Adviser) and Section 18 (Indemnification by the Trust) of the Former Sub-Advisory Agreement shall survive the termination of the Former Sub-Advisory Agreement until the expiration of the applicable statute of limitations, it being understood that such surviving provisions shall apply solely with respect to the activities of the parties during the term of the Former Sub-Advisory Agreement.

4. No Indemnification by Sub-Adviser. The parties agree that the terms of Section 17 (Indemnification by the Sub-Adviser) of the Former Sub-Advisory Agreement shall terminate as of the Closing Date (except as set forth in Section 3 (c) above with respect to activities during the term of the Former Sub-Advisory Agreement) and shall not apply in any way to his Agreement.

5. Miscellaneous. This Agreement may be executed in multiple counterparts and all counterparts so executed will constitute one and the same agreement binding on all of the parties.

IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated below on the dates indicated below with effect as of the day and year first above written.
WELLS FARGO FUNDS TRUST
 on behalf of its series, Wells Fargo Alternative Strategies Fund

 By:
 Name:
 Title:

WELLS FARGO FUNDS MANAGEMENT, LLC

By:
 Name:
 Title:

THE ROCK CREEK GROUP, LP

By:
 Name:
 Title:

FORM OF FORMER INVESTMENT SUB-ADVISORY AGREEMENT
 AMONG WELLS FARGO FUNDS TRUST,
 WELLS FARGO FUNDS MANAGEMENT, LLC AND
 THE ROCK CREEK GROUP, LP

This AGREEMENT is made as of this 1st day of April 2014, by and among Wells Fargo Funds Trust (the "Trust"), a statutory trust organized under the laws of the State of Delaware with its principal place of business at 525 Market Street, 12th Floor, San Francisco, California 94105, Wells Fargo Funds Management, LLC (the "Adviser"), a limited liability company organized under the laws of the State of Delaware with its principal place of business at 525 Market Street, 12th Floor, San Francisco, California 94105, and The Rock Creek Group, LP, a limited partnership organized under the laws of the State of Delaware, with its principal place of business at 1133 Connecticut Avenue, N.W., Suite 810, Washington, D.C. 20036 (the "Sub-Adviser").

WHEREAS, the Adviser and the Sub-Adviser are each registered investment advisers under the Investment Advisers Act of 1940 (the "Advisers Act"); and

WHEREAS, the Trust is registered under the Investment Company Act of 1940 (the "1940 Act"), as an open-end, series management investment company; and
WHEREAS, the Trust's Board of Trustees (the "Board") has engaged the Adviser to perform investment advisory services for each series of the Trust under the terms of an investment advisory agreement, dated August 6, 2003 and as amended and supplemented from time to time, between the Adviser and the Trust (the "Advisory Agreement"); and

WHEREAS, the Adviser, acting pursuant to the Advisory Agreement and with the approval of the Trust's Board, wishes to retain the Sub-Adviser to provide specified investment sub-advisory services to one or more series of the Trust listed in Appendix A hereto as it may be amended or supplemented from time to time (the "Fund(s)"); and
WHEREAS, the Sub-Adviser is willing to provide those services on the terms and conditions set forth in this Agreement;

NOW THEREFORE, the Trust, the Adviser and the Sub-Adviser agree as follows:
Section 1. The Trust. The Trust is engaged in the business of investing and reinvesting its assets in securities of the type and in accordance with the limitations specified in its Declaration of Trust, as amended or supplemented from time to time, By-Laws (if any) and Registration Statement filed with the Securities and Exchange Commission (the "Commission") under the 1940 Act and the Securities Act of 1933 (the "Securities Act"), including any representations made in the prospectus and statement of additional information relating to the Fund(s) contained therein and as may be supplemented from time to time, all in such manner and to such extent as may from time to time be authorized by the Board.

Section 2. Appointment of Sub-Adviser. Subject to the direction and control of the Board, the Adviser has been appointed to manage the investment and reinvestment of the assets of the Fund(s) and to provide certain management and related services specified in the Advisory Agreement with respect to the Fund(s).

Subject to the direction and control of the Board and the Adviser, and with the oversight of the Adviser, the Sub-Adviser is hereby appointed and agrees to manage the investment and reinvestment of the assets of the Fund(s) by providing the management and related services specified herein, all in such manner and to such extent as may be directed from time to time by the Board or the Adviser. Without limiting the generality of the foregoing, the Board or the Adviser may direct the Sub-Adviser's provision of management and related services with respect to the Fund(s) by delivering investment guidelines, investment policies and investment restrictions (as amended from time to time, the "Investment Guidelines"), and the Sub-Adviser shall manage the investment and reinvestment of the Fund(s) as set forth in this Agreement, in accordance with the Investment Guidelines. The authority granted to the Sub-Adviser shall include the authority to make investment decisions with regard to the investment, reinvestment and disposition of assets held by the Fund(s) (subject to the limitations and restrictions set forth herein)and to exercise whatever powers the Trust may possess with respect to any of the assets in the Fund(s), including, but not limited to, the power to exercise rights, options, warrants, conversion privileges, redemption privileges, and to tender securities pursuant to a tender offer.
Section 3. Duties and Representations and Warranties of the Sub-Adviser.

(a) The Sub-Adviser will be responsible for recommending Managers (as defined below) to the Adviser (for the Adviser's consideration for recommendation to the Board) to be engaged pursuant to separate subadvisory agreements to make decisions with respect to purchase and sales of securities and other investment assets with respect to their respective Manager's Portion (as defined below). In connection therewith, the Sub-Adviser will be responsible for: (i) identifying, screening and conducting appropriate diligence on Manager candidates; (ii) recommending to the Adviser Manager candidates (for the Adviser's consideration for recommendation to the Board) who are suited to making decisions about purchases and sales of securities and other investment assets for the Fund(s) consistent with the investment objectives, policies and restrictions and any Investment Guidelines applicable to the Fund(s); (iii) allocating and reallocating Fund(s) assets to Managers, including to the Sub-Adviser for its own management; (iv) recommending Manager changes when and as appropriate from time to time; and (v) monitoring, supervising, reporting on, and overseeing the investment activities of each Manager.

(b) The Sub-Adviser shall make decisions with respect to purchases and sales of securities and other investment assets for any Manager's Portion allocated to it pursuant to Section 3(e) hereof. To carry out such decisions, the Sub-Adviser is hereby authorized, as agent and attorney-in-fact for the Trust, for the account of, at the risk of and in the name of the Trust, to place orders and issue instructions with respect to transactions of the Fund(s). In all purchases, sales and other transactions in securities and other investment assets for the Fund(s), the Sub-Adviser is authorized to exercise full discretion and act for the Trust in the same manner and with the same force and effect as the Trust might or could do with respect to such purchases, sales or other transactions, as well as with respect to all other things necessary or incidental to the furtherance or conduct of such purchases, sales or other transactions.

(c) The Sub-Adviser will report to the Board at each regular meeting thereof all material changes in the Fund(s) since the prior report, and will also keep the Board informed of important developments it becomes aware of affecting the Trust, the Fund(s),the Sub-Adviser and each of the Managers, and on its own initiative will furnish the Board from time to time with such information as the Sub-Adviser may believe appropriate, whether concerning the Managers, the individual companies whose securities are held by the Fund(s), the industries in which they engage, the economic, social or political conditions prevailing in each country in which the Fund(s) maintains investments, or any other matters. At the request of the Adviser, the Sub-Adviser shall review, and coordinate the Managers' review of, draft shareholder reports and annual updates to prospectuses and other documents and provide timely comments thereon. The Sub-Adviser will also furnish the Board with such statistical and analytical information with respect to each Manager and securities or other assets in the Fund(s), as the Sub-Adviser may believe appropriate or as the Board or the Adviser reasonably may request. In overseeing or making purchases and sales of securities for the Fund(s), the Sub-Adviser will be responsible for ensuring its compliance with the provisions, policies, restrictions and other requirements set forth in Section 7 of this Agreement, and the investment objectives, policies and restrictions of the Fund(s).

(d) The Sub-Adviser shall promptly notify the Adviser (i) of any changes it becomes aware of regarding the Sub-Adviser or a Manager that would impact disclosure in the Trust's Registration Statement, including, without limitation, any change in the personnel of the Sub-Adviser or a Manager responsible for making investment decisions for the Fund(s), (ii) of any known violation of any requirement, provision, policy or restriction that the Sub-Adviser is responsible for ensuring compliance with under Section 7 of this Agreement, and (iii) upon the Sub-Adviser becoming aware that it or a Manager is, or likely may become, subject to any statutory disqualification pursuant to Section 9 of the 1940 Act or of any other event otherwise that would prevent the Sub-Adviser or a Manager from performing its duties pursuant to this Agreement. The Sub-Adviser shall notify the Adviser of any change in "control" (as such term in defined in Section 2(a)(9) of the 1940 Act) of the Sub-Adviser or a Manager promptly after the reasonable possibility of such event becomes known to Sub-Adviser. The Sub-Adviser shall, within two business days, notify the Adviser and the Trust of any legal process served upon it in connection with its activities hereunder, including any legal process served upon it on behalf of the Adviser, the Fund(s) or the Trust. The Sub-Adviser shall reasonably cooperate with, and shall endeavor to coordinate, as necessary and required under their respective agreements with the Fund(s), the Managers' cooperation with, the Fund(s)' custodian ("Custodian") in the Custodian's processing of class actions or other legal proceedings relating to the holdings (historical and/or current) of the Fund(s).

(e) The Sub-Adviser, in its discretion, shall make recommendations for the Fund(s) and the Adviser to employ or sub-contract the services of certain investment advisers the Sub-Adviser believes to be appropriate or necessary to manage the assets of the Fund(s) (each, a "Manager" and collectively, the "Managers") (where the Sub-Adviser is managing a portion of a Fund(s)' assets, it shall be deemed a Manager for purposes of such Manager's Portion); provided, however, that the employment or sub-contracting with any Manager shall not relieve the Sub-Adviser of its responsibilities or liabilities hereunder and provided further that the Sub-Adviser shall not have the authority to sub-contract investment sub-advisory responsibilities to a Manager without the consent of the Adviser and the Trust and otherwise in accordance with applicable requirements of the 1940 Act and the rules thereunder. The fees for the performance of duties delegated to a Manager will be borne and paid by the Adviser as set forth in the agreement with a Manager (each, a "Manager Sub-Advisory Agreement"). No such fees may be imposed on the Trust.

With respect to Fund(s) for which investment sub-advisory services of one or more Managers is employed or sub-contracted, the Sub-Adviser, under the oversight of the Adviser, shall oversee the provision of services to the Fund(s) by each Manager and shall assist the Adviser in its oversight of the same, in such manner as the Adviser and the Sub-Adviser shall from time to time agree. In this regard, the responsibilities of the Sub-Adviser shall include, without limitation, the following: (i) based on the Fund(s)' investment objective, policies and strategies, the Sub-Adviser shall determine, from time to time, the portion of Fund(s) assets, if any, that a Manager shall invest and reinvest (the "Manager Portion"), and allocate and re-allocate Fund(s) assets accordingly; (ii) the Sub-Adviser shall formulate and deliver to the Manager, from time to time, investment guidelines, investment policies and investment restrictions ("Manager Investment Guidelines"), which shall in all respects be consistent with the investment objectives, policies and restrictions and any Investment Guidelines applicable to the Fund(s), and which shall govern management by the Manager of the Manager Portion allocated to it; and (iii) the Sub-Adviser shall monitor each Manager's investments in the corresponding Manager Portion for compliance with the applicable Manager Investment Guidelines, the Fund(s)' investment objective, policies and strategies, any Investment Guidelines applicable to the Fund(s) and the Manager's portfolio management duties set forth in Section 2 of its Manager Sub-Advisory Agreement. The Sub-Adviser's performance of the foregoing across all Manager Portions in total (including any Manager Portion managed directly by the Sub-Adviser) shall be conducted in compliance with the provisions, policies, restrictions and other requirements set forth in Section 7 of this Agreement, provided that the Sub-Adviser shall not be responsible for overseeing the adherence, by the Fund(s) in total, with the diversification and income tests required by Subchapter M of the Internal Revenue Code of 1986, as amended, except as otherwise agreed solely between the Adviser and the Sub-Adviser from time to time.

(f) The Sub-Adviser shall supervise and monitor the activities of its representatives, personnel and agents in connection with the execution of its duties and obligations hereunder. The appropriate personnel of the Sub-Adviser will be made available to consult with the Adviser, the Trust and the Board at reasonable times and upon reasonable notice concerning the Sub-Adviser's performance of services hereunder or any other aspect of the business of the Trust and the Fund(s). Without limiting the generality of the foregoing, although the Sub-Adviser does not maintain responsibility for valuing the portfolio, appropriate personnel of the Sub-Adviser will provide reasonable assistance to the Adviser and/or the Board in the valuation of securities or other investment assets held within the Fund(s) for which market quotations are not readily available in accordance with the Trust's Procedures for the Valuation of Portfolio Securities.

(g) The Sub-Adviser represents and warrants to the Adviser and the Trust that: (i) the Sub-Adviser is registered as an investment adviser under the Advisers Act and is registered or licensed as an investment adviser under the laws of all jurisdictions in which its activities require it to be so registered or licensed; (ii) the Sub-Adviser is duly organized and validly existing and has requisite power and authority to enter into and perform its obligations under this Agreement; and (iii) the execution, delivery and performance of this Agreement by the Sub-Adviser has been duly authorized by appropriate action of the Sub-Adviser.
Section 4. Delivery of Documents to the Sub-Adviser. The Adviser has furnished the Sub-Adviser with true, correct and complete copies of the following documents:

(a) The Registration Statement of the Trust filed with the Commission under the 1940 Act, including the prospectuses and statements of additional information related to the Fund(s) included therein;
 (b) The Advisory Agreement; and
 (c) Written guidelines, policies and procedures adopted by the Trust that are applicable to the Fund(s), and the Investment Guidelines, if any.

The Adviser will furnish the Sub-Adviser with all future amendments and supplements to the foregoing as soon as practicable after such documents become available. The Adviser shall furnish the Sub-Adviser with any further documents, materials or information that the Sub-Adviser may reasonably request in connection with the performance of its duties hereunder.

The Sub-Adviser shall furnish the Adviser with written certifications, in such form as the Adviser shall reasonably request, that it has received and reviewed the most recent version of the foregoing documents provided by the Adviser and that it will comply with such documents in the performance of its obligations under this Agreement to the extent applicable to, and consistent with, its obligations set forth herein.

Section 5. Delivery of Documents to the Adviser. The Sub-Adviser has furnished, and in the future will furnish, the Adviser with true, correct and complete copies of each of the following documents:

(a) The Sub-Adviser's most recent Form ADV;
 (b) The Sub-Adviser's most recent balance sheet;
 (c) The current Code of Ethics of the Sub-Adviser, adopted pursuant to Rule 17j-1 under the 1940 Act, and annual certifications regarding compliance with such Code; and
 (d) Copies of the Sub-Adviser's policies and procedures adopted pursuant to Rule 206(4)-7 under the Advisers Act, as amended from time to time, and the report memorializing the results of the most recent annual review of the adequacy of such policies and procedures.

In addition, the Sub-Adviser will furnish the Adviser with a summary of the results of any regular, sweep and/or other examination of the books and records of the Sub-Adviser by the Commission or other regulatory agency with respect to the Sub-Adviser's investment management activities.

The Sub-Adviser will furnish the Adviser with the documents described in Sections 5(a), 5(c), 5(d) and in the paragraph immediately above as soon as practicable after such documents become available, to the extent that such documents have been changed materially. The Sub-Adviser shall furnish the Adviser with any further documents, materials or information as the Adviser may reasonably request in connection with the Sub-Adviser's performance of its duties under this Agreement, including, but not limited to, information regarding the Sub-Adviser's financial condition, level of insurance coverage, code of ethics compliance, conflict mitigation practices, and any certifications or sub-certifications which may reasonably be requested in connection with Fund(s) registration statements, Form N-CSR filings or other regulatory filings, and in connection with the consideration of the continuation of this Agreement for approval as set forth in Section 15 hereof (including the document described in Sections 5(b) for the relevant period).

Section 6. Control by Board. As is the case with respect to the Adviser under the Advisory Agreement, any investment activities undertaken by the Sub-Adviser pursuant to this Agreement, as well as any other activities undertaken by the Sub-Adviser on behalf of the Fund(s), shall at all times be subject to the direction and control of the Trust's Board.

Section 7. Compliance with Applicable Requirements. In carrying out its obligations under this Agreement, the Sub-Adviser shall at all times comply in all material respects with:

(a) all applicable provisions of the 1940 Act and the Advisers Act, and any rules and regulations adopted thereunder;

(b) the applicable provisions of the registration statement of the Trust, as it may be amended or supplemented from time to time, under the Securities Act and the 1940 Act;

(c) the resolutions of the Board as may be adopted from time to time, the applicable provisions of written guidelines, policies and procedures adopted by the Trust or the Board, and the Investment Guidelines (in all cases, only to the extent not inconsistent with the services required to be provided by the Sub-Adviser under this Agreement (except as to the provisions of this Section 7(c)); provided that the Sub-Adviser shall not be required to comply with any such resolutions or documents until delivered to the Sub-Adviser; and

(d) any other applicable provisions of state or federal law.

In addition, without limiting the generality of the foregoing, the Sub-Adviser agrees that: (i) any code of ethics adopted by the Sub-Adviser must comply with Rule 17j-1 under the 1940 Act and Rule 204A-1 under the Advisers Act, as they may be amended from time to time, and, if requested by the Trust or the Adviser, any practices regarding personal investing as may be set out in any interpretive release or guidance issued by the Commission or its staff, (ii) the Adviser and the Trust may disclose Fund(s) portfolio holdings information in accordance with the Trust's policies and procedures governing the disclosure of Fund(s) portfolio holdings, as amended or supplemented from time to time, and as required by applicable law or as otherwise provided hereunder, and (iii) the Sub-Adviser will not use, nor will it seek to obtain, material non-public information concerning portfolio companies in connection with performing its duties hereunder.

Section 8. Proxies. The Adviser shall have responsibility to vote proxies solicited with respect to issuers of securities in which assets of the Fund(s) are invested from time to time in accordance with the Trust's policies on proxy voting. The Sub-Adviser will provide, when reasonably requested by the Adviser, information it has or can obtain without unreasonable burden or expense from the responsible Manager(s) on a particular issuer to assist the Adviser in the voting of a proxy.

Section 9. Broker-Dealer Relationships. The Managers are responsible for the purchase and sale of securities for the Fund(s), broker-dealer selection, and negotiation of brokerage commission rates. The parties hereto shall ensure that each Manager Sub-Advisory Agreement shall provide that the Manager's primary consideration in effecting a security transaction will be to obtain the best price and execution under the circumstances. In selecting a broker-dealer to execute each particular transaction for the Fund(s), the parties hereto shall ensure that each Manager Sub-Advisory Agreement shall provide that the Manager will consider such factors it considers to be relevant to the transaction, which are expected to include, among other things: the best net price available, the reliability, integrity and financial condition of the broker-dealer; the size of and difficulty in executing the order; and the value of the expected contribution of the broker-dealer to the Fund(s) on a continuing basis. Accordingly, the price to the Fund(s) in any transaction may be less favorable than that available from another broker-dealer if the Manager determines in good faith that the difference is reasonably justified by other aspects of the portfolio execution services offered. Subject to such policies as the Board may from time to time determine, a Manager shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of having caused the Fund(s) to pay a broker or dealer that provides brokerage and research services to the Manager an amount of commission for effecting a portfolio investment transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction, if the Manager determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the overall responsibilities of the Manager with respect to the Fund(s) and to other clients of the Manager. The Manager is further authorized to allocate the orders placed by it on behalf of the Fund(s) to brokers and dealers who provide brokerage and research services within the meaning of Section 28(e) of the Securities Exchange Act of 1934 and in compliance therewith. Such allocation shall be in such amounts and proportions as the Manager shall determine and the Sub-Adviser will report on said allocations regularly to the Board, indicating the brokers to whom such allocations have been made and the basis therefor. With respect to any Manager Portion as to which the Sub-Adviser is acting as the Manager, the Sub-Adviser shall be directly responsible for compliance with all requirements of this Section 9. With respect to any Manager Portion allocated to another Manager, the Sub-Adviser shall be responsible for monitoring, overseeing and reporting on compliance with all requirements of this Section 9.

Provided the investment objective of the Fund(s) is adhered to, the Sub-Adviser when acting as a Manager may aggregate sales and purchase orders of securities for the Fund(s) with similar orders being made at approximately the same time for other portfolios managed by the Sub-Adviser, if, in the Sub-Adviser's reasonable judgment, such aggregation will result in an overall economic benefit to the Fund(s). In accounting for such aggregated order, price and commission shall be averaged on a per bond or share basis daily. The Trust and the Adviser acknowledge that the Sub-Adviser's determination of such economic benefit to the Fund(s) may be based on an evaluation that the Fund(s) is benefited by relatively better purchase or sales price, lower commission expenses and beneficial timing of transactions, the Sub-Adviser's fiduciary duty to fairly allocate trading opportunities among its clients, or a combination of these and other factors. The allocation of securities so purchased or sold shall be made by the Sub-Adviser when acting as a Manager in the manner that the Sub-Adviser considers to be most equitable and consistent with its fiduciary obligations to the Fund(s) and other clients. The Sub-Adviser when acting as a Manager represents and acknowledges that it is solely responsible for complying, and agrees that it shall comply, with any and all applicable pronouncements of the Commission or its staff with respect to the requirements for aggregating trades as may be set out in any interpretive release and/or no-action letters issued by the Commission or its staff. The Sub-Adviser shall not be responsible for any acts or omissions by any broker or dealer, provided that the Sub-Adviser did not act with gross negligence or willful misconduct in the selection of such broker or dealer.

The Sub-Adviser shall not engage in any transactions for the Fund(s) with or through any broker-dealer that is an affiliated person of the Sub-Adviser or of the Adviser except in compliance with all applicable regulations of the Commission and the applicable policies and procedures of the Trust governing such transactions.

Section 10. Expenses of the Fund(s). All of the ordinary business expenses incurred in the operations of the Fund(s) and the offering of their shares shall be borne by the Fund(s) unless specifically provided otherwise in this Agreement. These expenses borne by the Fund(s) include, but are not limited to, brokerage commissions, taxes, legal, auditing or governmental fees, the cost of preparing share certificates, custodian, transfer agent and shareholder service agent costs, expense of issue, sale, redemption and repurchase of shares, expenses of registering and qualifying shares for sale, expenses relating to trustees and shareholder meetings, the cost of preparing and distributing reports and notices to shareholders, the fees and other expenses incurred by the Fund(s) in connection with membership in investment company organizations and the cost of printing copies of prospectuses and statements of additional information distributed to the Fund(s)' shareholders.

The Sub-Adviser shall pay its own expenses in connection with the services to be provided by it pursuant to this Agreement. In addition, the Sub-Adviser (and not any other party to this Agreement) shall be responsible for reasonable out-of-pocket costs and expenses incurred by it or the Trust: (a) to amend the Trust's registration statement (other than as part of a normal annual updating of the registration statement) or supplement the Fund(s)' prospectuses and/or statement of additional information, and circulate the same, solely to reflect a change in the personnel of the Sub-Adviser responsible for making investment decisions in relation to the Fund(s); or (b) to obtain shareholder approval of a new sub-advisory agreement as a result of a change in "control" (as such term in defined in Section 2(a)(9) of the 1940 Act) of the Sub-Adviser (which may include, without limitation, the costs of preparing, printing and mailing a proxy statement for the shareholder meeting and proxy solicitation services, among others), or to otherwise comply with the 1940 Act, the Securities Act, or any other applicable statute, law, rule or regulation, as a result of such change.

Section 11. Compensation. As compensation for the sub-advisory services provided under this Agreement, the Adviser shall pay the Sub-Adviser fees, payable monthly, at the annual rates indicated on Schedule A hereto, as such Schedule may be amended or supplemented from time to time. It is understood that the Adviser shall be responsible for the Sub-Adviser's fee for its services hereunder, and the Sub-Adviser agrees that it shall have no claim against the Trust, the Fund(s) or the Sub-Adviser with respect to compensation under this Agreement.

Section 12. Standard of Care. The Trust and the Adviser shall expect of the Sub-Adviser, and the Sub-Adviser will give the Trust and the Adviser the benefit of, the Sub-Adviser's best judgment and efforts in rendering its services to the Trust, and the Sub-Adviser shall not be liable hereunder for any mistake in judgment. In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties hereunder on the part of the Sub-Adviser or any of its officers, directors, employees or agents, the Sub-Adviser shall not be subject to liability to the Trust or to any shareholders in the Trust for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security. Notwithstanding anything else in this Agreement, and for avoidance of doubt, in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties hereunder on the part of the Sub-Adviser or any of its officers, directors, employees or agents (which shall not be deemed to include any Manager), the Sub-Adviser shall not be in violation of its standard of care under this Agreement or be deemed to not have performed its obligations hereunder solely by reason of a Manager's non-performance, or violation of, any provision of its Manager Sub Adviser Agreement, or by reason of the Manager's violation of any applicable law or violation.

Section 13. Non-Exclusivity. The services of the Sub-Adviser to the Adviser and the Trust are not to be deemed to be exclusive, and the Sub-Adviser shall be free to render investment advisory and administrative or other services to others (including other investment companies) and to engage in other activities. It is understood and agreed that officers or directors of the Sub-Adviser are not prohibited from engaging in any other business activity or from rendering services to any other person, or from serving as partners, officers, directors or trustees of any other firm or trust, including other investment advisory firms.

Section 14. Records. The Sub-Adviser when acting as a Manager shall, with respect to the placing and allocation of brokerage orders placed by it for the purchase and sale of portfolio securities or other investment assets and other portfolio transactions of the Fund(s), maintain or arrange for the maintenance of the documents and records required to be maintained by the Trust pursuant to Rule 31a-1 under the 1940 Act and other applicable law or regulation as well as trade tickets and confirmations of portfolio trades and such other records as the Adviser or the Fund(s)' Administrator reasonably requests to be maintained. All such records shall be maintained in a form acceptable to the Fund(s) and in compliance with the provisions of Rule 31a-1 or any successor rule or other applicable law or regulation. The Sub-Adviser shall prepare and maintain, or cause to be prepared and maintained, in such form, for such periods and in such locations as may be required by applicable law, any and all other documents and records relating to the services provided by the Sub-Adviser pursuant to this Agreement required to be prepared and maintained by the Trust pursuant to the rules and regulations of any national, state, or local government entity with jurisdiction over the Trust, including the Commission and the Internal Revenue Service of the Department of Treasury. All such records will be the property of the Trust, and will be available for inspection and use by the Trust and its authorized representatives (including the Adviser) at all times during the Sub-Adviser's normal business hours. The Sub-Adviser shall promptly, upon the request of the Trust or the Trust's authorized representatives (including the Adviser), surrender and deliver to the Fund(s) those records which are the property of the Trust or any Fund(s). The Sub-Adviser will promptly notify the Fund(s)' Administrator if it experiences any difficulty in maintaining the records in an accurate and complete manner.

Section 15. Term and Approval. This Agreement shall become effective with respect to the Fund(s) after it is approved by the Board of Trustees of the Trust, including by a majority of the Trustees who are not interested persons of the Trust, and executed by the Trust, Adviser and Sub-Adviser, and shall continue in effect for more than two years from its effective date, provided that the continuation of this Agreement thereafter is approved in accordance with the requirements of the 1940 Act, which currently requires that the continuation be approved at least annually:

(a) (i) by the Trust's Board of Trustees or (ii) by the vote of "a majority of the outstanding voting securities" of the Fund(s) (as defined in Section 2(a)(42) of the 1940 Act), and

(b) by the affirmative vote of a majority of the Trust's Trustees who are not parties to this Agreement or "interested persons" (as defined in the 1940 Act) of a party to this Agreement (other than as Trustees of the Trust), by votes cast in person at a meeting specifically called for such purpose.

Section 16. Termination. As required under the 1940 Act, this Agreement may be terminated with respect to the Fund(s) at any time, without the payment of any penalty, by vote of the Trust's Board of Trustees or by vote of a majority of the Fund(s)' outstanding voting securities, or by the Adviser or the Sub-Adviser, on sixty (60) days' written notice to the other party. The notice provided for herein may be waived by the party entitled to receipt thereof. This Agreement shall automatically terminate in the event of its assignment, the term "assignment" for purposes of this paragraph having the meaning defined in Section 2(a)(4) of the 1940 Act, as it may be interpreted by the Commission or its staff in interpretive releases, or applied by the Commission staff in no-action letters, issued under the 1940 Act. This Agreement shall automatically terminate in the event of the termination of the Advisory Agreement. This Agreement may also be terminated immediately by the Adviser or the Trust in the event that the Sub-Adviser commits a material violation of any governing law or regulation. This Agreement may be terminated immediately by the Sub-Adviser if the Adviser or the Trust commits a material violation of law or regulation.

Section 17. Indemnification by the Sub-Adviser. In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties hereunder on the part of the Trust or the Adviser, or any of their respective officers, directors, employees, affiliates or agents, the Trust, any Fund(s) of the Trust and the Adviser shall not be responsible for, and the Sub-Adviser agrees to indemnify and hold the Trust, any Fund(s) of the Trust and the Adviser and their respective officers, directors, employees, affiliates and agents (severally, but not jointly) harmless from and against any and all losses, damages, costs, charges, counsel fees, payments, expenses, liability, claims, actions, suits or proceedings at law or in equity whether brought by a private party or a governmental department, commission, board, bureau, agency or instrumentality of any kind, except for special, punitive and indirect damages, arising out of or attributable to the willful misfeasance, bad faith, grossly negligent acts or reckless disregard of obligations or duties of the Sub-Adviser or any of its officers, directors, employees or agents,. The Sub-Adviser shall not be liable hereunder for any losses or damages resulting from the Sub-Adviser's adherence to the written instructions of the Adviser.

Section 18. Indemnification by the Trust. In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of duties hereunder on the part of the Sub-Adviser (including where the Sub-Adviser acts as a Manager) or any of its officers, directors, employees or agents, the Trust hereby agrees to indemnify and hold harmless the Sub-Adviser from and against any and all losses, damages, costs, charges, counsel fees, payments, expenses, liability, claims, actions, suits or proceedings at law or in equity whether brought by a private party or a governmental department, commission, board, bureau, agency or instrumentality of any kind, except for special, punitive and indirect damages, arising from: (i) the advertising, solicitation, sale, purchase or pledge of securities, whether of the Fund(s) or other securities, undertaken by the Fund(s), their officers, directors, employees or affiliates, (ii) resulting from any violations of the securities laws, rules, regulations, statutes and codes, whether federal or of any state, by the Fund(s), their officers, directors, employees or affiliates, or (iii) the willful misfeasance, bad faith, grossly negligent acts or reckless disregard of obligations or duties hereunder on the part of the Fund(s), or their respective officers, directors, employees or affiliates. Federal and state securities laws impose liabilities under certain circumstances on persons who act in good faith, and nothing herein or in Section 17 shall constitute a waiver or limitation of any rights which the Fund(s) may have and which may not be waived under any applicable federal and state securities laws.

Section 19. Notices. Any notices under this Agreement shall be in writing, addressed and delivered or mailed postage paid to the other parties at such address as such other parties may designate for the receipt of such notice. Until further notice to the other parties, it is agreed that the address of the Trust shall be 525 Market Street, 12th Floor, San Francisco, California 94105, Attention: Karla Rabusch, and that of the Adviser shall be 525 Market Street, 12th Floor, San Francisco, California 94105, Attention: C. David Messman, and that of the Sub-Adviser shall be 1133 Connecticut Avenue, N.W., Suite 810, Washington, D.C. 20036, Attention: Sherri Rossoff.

Section 20. Questions of Interpretation. Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the 1940 Act shall be resolved by reference to such terms or provision of the 1940 Act and to interpretations thereof, if any, by the United States Courts or in the absence of any controlling decision of any such court, by rules, regulations or orders of the Commission, or interpretations of the Commission or its staff, or Commission staff no-action letters, issued pursuant to the 1940 Act. In addition, where the effect of a requirement of the 1940 Act or the Advisers Act reflected in any provision of this Agreement is revised by rule, regulation or order of the Commission, such provision shall be deemed to incorporate the effect of such rule, regulation or order. The duties and obligations of the parties under this Agreement shall be governed by and construed in accordance with the laws of the State of Delaware to the extent that state law is not preempted by the provisions of any law of the United States heretofore or hereafter enacted.

Section 21. Amendment. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought. If shareholder approval of an amendment is required under the 1940 Act, no such amendment shall become effective until approved by a vote of the majority of the outstanding shares of the affected Fund(s). Otherwise, a written amendment of this Agreement is effective upon the approval of the Board, the Adviser and the Sub-Adviser.
Section 22. Wells Fargo and Rock Creek Name. The Sub-Adviser shall not, without prior written consent of the Adviser: (i) use in advertising, publicity or otherwise the name of "Wells Fargo," including the name of Wells Fargo & Co. or any of its affiliates, nor any trade name, trademark, trade device, service mark, symbol, logo or any abbreviation, contraction or simulation thereof owned by Wells Fargo & Co. or any of its affiliates; or (ii) represent, directly or indirectly, that any product or any service provided by the Sub-Adviser has been approved or endorsed by Wells Fargo & Co. or any of its affiliates.

The Fund(s) and the Adviser shall have permission to use the Sub-Adviser's name and information about the Sub-Adviser as required by applicable law and in the marketing of the Fund(s) in written materials relating to the Fund(s) that refer to the Sub-Adviser and/or the Sub-Adviser's investment strategy, including without limitation the Fund(s)' registration statement, shareholder reports and other offering documents and marketing materials prepared for distribution to shareholders of the Fund(s) or the public (such materials, the "Marketing Materials"). The Fund(s) and the Adviser agree to furnish such Marketing Materials to the Sub-Adviser (via email at an address designated by the Sub-Adviser from time to time), for its prior review and approval (which approval shall not be withheld or withdrawn as to information required by applicable law or in response to comments of regulatory or self-regulatory agencies and their staff and shall not in other respects be otherwise unreasonably withheld or withdrawn), provided the requirement for prior approval shall apply solely with respect to the use of the Sub-Adviser's name and information specifically concerning the Sub-Adviser and its investment strategy and not to any other content of the Marketing Materials. If, following the furnishing of Marketing Materials, the Fund(s) or the Adviser do not receive a written response from the Sub-Adviser with respect to such materials within one business day of its submission for approval, the content of such materials subject to the Sub-Adviser's approval shall be deemed accepted by the Sub-Adviser. The Sub-Adviser agrees that the Fund(s) and the Adviser may request that the Sub-Adviser approve the use of a type of Marketing Material, and if approved by the Sub-Adviser, that the Fund(s) and the Sub-Adviser need not obtain approval for each additional piece of Marketing Material that is of substantially the same type or form, unless such consent is withdrawn in writing by the Sub-Adviser.

Section 23. Confidentiality. Subject to the provisions of the last paragraph of Section 7 hereof and this Section 23, the following shall be treated as confidential ("Confidential Information"): (i) any information or recommendations supplied by the Sub-Adviser in connection with the performance of its obligations and duties hereunder, including without limitation portfolio holdings, financial information or other information relating to the Sub-Adviser; and (ii) any records and other information relative to the Trust, the Fund(s) and the Adviser which the Sub-Adviser receives or has access to in the performance of its duties in connection with the performance of its obligations and duties hereunder, including without limitation, prior, present or potential shareholders and clients, the list of Fund(s) portfolio securities, instruments and assets and liabilities of the Fund(s). Except as may be required by applicable law or rule or as requested by regulatory authorities, Confidential Information may be disclosed to or used only as necessary to carry out the purposes of this Agreement (including, without limitation, the disclosure of Confidential Information to, or the use of the same by, the Fund(s)' Custodian and fund accountant and other service providers supporting the operation of the Fund(s), the Fund(s)' auditors, legal advisors to any party, and such other persons as the Fund(s) and the Adviser may designate in connection with the operation and management of the Fund(s)). The Sub-Adviser shall not use its knowledge of Confidential Information regarding the Fund(s)' portfolio as a basis to place or recommend any securities or other transactions for its own benefit or the benefit of others or to the detriment of the Fund(s).

The Sub-Adviser hereby authorizes the Fund(s) and the Adviser, to the extent not inconsistent with each Manager's Manager Sub-Advisory Agreement, to use all related evaluation material, analyses and information regarding the Sub-Adviser and the investment program of the Fund(s), including information about Managers, portfolio holdings and positions, in connection with: (i) marketing the Fund(s), (ii) providing ongoing information to existing Fund(s) shareholders, and (iii) providing any required regulatory disclosures.

The confidentiality provisions of this Section 23 will not apply to any information that: (i) is or subsequently becomes publicly available without breach of any obligation owed to another party; (ii) became known to a party from a source other than another party, and without breach of an obligation of confidentiality owed to another party; (iii) is independently developed by any party without reference to the information required by this Agreement to be treated confidentially; or (iv) is used by any party in order to enforce any of its rights, claims or defenses under, or as otherwise contemplated in, this Agreement. Nothing in this Section 23 will be deemed to prevent a party from disclosing any information received hereunder pursuant to any applicable law or in response to a request from a regulatory or judicial authority.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed in duplicate by their respective officers on the day and year first written above.
 WELLS FARGO FUNDS TRUST
 on behalf of the Fund(s)

 By:
 C. David Messman
 Secretary
 WELLS FARGO FUNDS MANAGEMENT, LLC

 By:
 Andrew Owen
 Executive Vice President
 THE ROCK CREEK GROUP, LP

 By:
 Name:
 Title:

 SCHEDULE A

THE ROCK CREEK GROUP, LP
 INVESTMENT SUB-ADVISORY AGREEMENT

FEE AGREEMENT
 WELLS FARGO FUNDS TRUST

This fee agreement is made as of the 1st day of April 2015, by and among Wells Fargo Funds Trust (the "Trust"), a statutory trust organized under the laws of the State of Delaware, Wells Fargo Funds Management, LLC (the "Adviser"), a limited liability company organized under the laws of the State of Delaware, and The Rock Creek Group, LP (the "Sub-Adviser"), a limited partnership organized under the laws of the State of Delaware.

WHEREAS, the parties and the Trust have entered into an Investment Sub-Advisory Agreement ("Sub-Advisory Agreement") whereby the Sub-Adviser provides specified investment management services with respect to each series of the Trust listed in Appendix A to the Sub-Advisory Agreement (the "Fund(s)").

WHEREAS, the Sub-Advisory Agreement provides that the fees to be paid by the Adviser to the Sub-Adviser are to be as indicated on Schedule A thereto, as such Schedule may be amended or supplemented from time to time.

NOW THEREFORE, the parties agree that the fees to be paid by the Adviser to the Sub-Adviser under the Sub-Advisory Agreement shall be calculated as follows on a monthly basis by applying the annual rates indicated below to the average daily net assets of the Fund(s) throughout the month:

Fund Name Sub-Advisory Fee
 Wells Fargo Advantage Alternative Strategies Fund

First 1.5B - 0.60
 Over 1.5B - 0.55

 If the Sub-Adviser shall provide management and other services for less than the whole of a month, the foregoing compensation shall be prorated based on the number of days in the month that such Sub-Adviser provided management and other services to the Fund(s).

 The foregoing fee schedule is agreed to as of this 1st day of April 2015, and shall remain in effect until agreed and changed in writing by the parties.

 WELLS FARGO FUNDS TRUST
 on behalf of the Fund(s)
By:
 C. David Messman
 Secretary
WELLS FARGO FUNDS MANAGEMENT, LLC

By:
 Paul Haast
 Senior Vice President
THE ROCK CREEK GROUP, LP

By:

Appendix B
 Plan of Liquidation
August 15, 2018

WELLS FARGO FUNDS TRUST
 PLAN OF LIQUIDATION AND TERMINATION

WHEREAS, Section 4 of Article XI of the Amended and Restated Declaration of Trust for Wells Fargo Funds Trust (the "Trust") states that: "[t]he Trustees may, without Shareholder approval (unless the 1940 Act or other applicable law expressly provides otherwise):...dissolve, liquidate, or terminate a Series….";
NOW THEREFORE, this Plan of Liquidation and Termination (the "Plan") for the Trust on behalf of its Wells Fargo Alternative Strategies Fund (the "Fund") is intended to accomplish the complete liquidation and termination of the Fund in conformity with Article XI of the Trust's Amended and Restated Declaration of Trust.
1. Board Approval of the Plan. The Plan was approved by the Trust's Board of Trustees, including a majority of the Trustees who are not interested persons thereof (the "Independent Trustees"), as defined in the Investment Company Act of 1940, at a Board meeting held on August 15, 2018 (the "Meeting"). As reflected in the resolutions of the Meeting, the Board of Trustees, including a majority of the Independent Trustees, determined the Plan to be in the best interests of the Fund and its shareholders.
2. Effective Time and Effective Date of the Plan. This Plan shall be effective with regard to the Fund at such time (the "Effective Time") and on such date (the "Effective Date") as determined by the officers of the Trust (the "Officers"). Following the Meeting, on a date determined by the Officers, the Fund will close to new investors and investments, except that existing retirement plans, benefit plans and retirement plan platforms may continue to add new participants and make additional purchases until the Fund's liquidation date. After the Meeting, the Fund shall continue to engage in all business activities appropriate and advisable to operate the Fund for the benefit of shareholders, including preparing for and taking the steps referred to in Sections 5 and 6.
3. Prior Notice of Liquidation. The Officers shall provide advance notice to shareholders of the liquidation of the Fund, and information as to the distribution of proceeds. Such distribution shall be made to each shareholder in accordance with instructions received from such shareholder, provided that if the Fund has not received instructions from a shareholder by the date specified in the notice, the shareholder's proceeds shall be distributed to the shareholder at the address listed on the account or such other standing arrangement governing the shareholder's account.
4. Fixing of Shares. The number of shares owned by a shareholder of the Fund shall be fixed on the basis of that shareholder's Fund holdings at the Effective Time on the Effective Date.
5. Liquidation of Assets and Payment of Debts. The Fund shall cause the orderly liquidation of all of its assets (other than a specified illiquid holding in a private company ("Illiquid Holding") to the extent that the sale and settlement of the Illiquid Holding cannot reasonably be expected to be completed by the Effective Date) to cash or equivalent form consistent with the terms of this Plan, by sale of its investments as the Officers and the Fund's investment manager and sub-advisers determine to be advisable, and pay or provide for the payment of all outstanding obligations, taxes and other liabilities, accrued or contingent (other than accrued but unpaid investment management fees equal to the value of the Illiquid Holding at the time of the final NAV calculation (the "Final Liability") on the Effective Date).
6. Liquidating Distributions. As soon as practicable after the Effective Date, the Fund will distribute the following to its shareholders of record as of the Effective Date: (i) a liquidating distribution equal to the shareholder's proportionate number of shares in the Fund (after the payment of the liabilities) carried to the fourth decimal place multiplied by the value of such shares carried to the fourth decimal place at the Effective Time on the Effective Date and then rounded to the nearest penny; and (ii) information concerning the sources of the liquidating distribution, if and as required by applicable law or regulation.
7. Post-Liquidation Disposition of Illiquid Holding and Discharge of Final Liability. Following the liquidating distributions described in Section 6, the Fund, acting through its Officers, shall seek to cause the liquidation of the Illiquid Holding and, from the proceeds thereof, pay the Final Liability. After the Final Liability is discharged, any excess proceeds realized from the disposition of the Illiquid Holding would not be retained by the Fund or by Wells Fargo Asset Management. Instead, such proceeds would be applied to a Wells Fargo Funds complex-wide expense or donated to a charitable organization.
8. Termination. After the completion of each liquidating distribution under the Plan described above, the Trust's Officers shall do any and all things necessary, in consultation with counsel, to wind up the affairs of the Fund, including filing any required documents with the United States Securities and Exchange Commission, state securities commissions or other federal or state agencies. Any actions necessary to terminate the Fund's registration with federal or state securities authorities may, if needed, be completed prior to completion of the post-liquidation disposition of the Illiquid Holding and payment of the Final Liability described above.
9. Expenses of Liquidation and Termination. The Fund will bear all expenses associated with its liquidation and termination.
10. Power of Officers. The Officers are authorized, empowered and directed by the approval of the Plan by the Board of Trustees to take any and all actions deemed necessary or appropriate, in consultation with counsel, to effectuate the Plan and the liquidation and termination of the Fund, including, without limitation, preparing, executing and delivering any documents necessary to effectuate the Plan and to liquidate and terminate the Fund.

FORM OF INVESTMENT SUB-ADVISORY AGREEMENT
 AMONG WELLS FARGO FUNDS TRUST,
 WELLS FARGO FUNDS MANAGEMENT, LLC,
 THE ROCK CREEK GROUP, LP AND SUB-ADVISER

This AGREEMENT is entered into as of the ___th day of August, 2018, by and among Wells Fargo Funds Trust (the "Trust"), a statutory trust organized under the laws of the State of Delaware, on behalf of its series, Wells Fargo Alternative Strategies Fund (the "Fund"), with its principal place of business at 525 Market Street, 12th Floor, San Francisco, California 94105, Wells Fargo Funds Management, LLC (the "Investment Manager"), a limited liability company organized under the laws of the State of Delaware with its principal place of business at 525 Market Street, 12th Floor, San Francisco, California 94105, The Rock Creek Group, LP, a limited partnership organized under the laws of the State of Delaware, with its principal place of business at 1133 Connecticut Avenue, N.W., Suite 810, Washington, D.C. 20036 (the "Sub-Adviser") and [Sub-Adviser Name] organized under the laws of [State] with a principal place of business at [Sub-Adviser Address] (the "Manager").

WHEREAS, the Trust, on behalf of the Fund, has retained the Investment Manager to render investment management services pursuant to an Investment Management Agreement, dated as of July 1, 2015, by and between the Investment Manager and the Trust, on behalf of the Fund (including the predecessor Investment Advisory Agreement, dated August 6, 2003 and as amended, by and between the Investment Manager and the Trust, the "Investment Management Agreement");

WHEREAS, the Investment Manager, acting pursuant to the Investment Management Agreement and with the approval of the Trust's Board of Trustees, has retained the Sub-Adviser to provide specified investment advisory services to the Fund, under the terms of an investment sub-advisory agreement, dated April 1, 2014 and as amended or supplemented from time to time, among the Trust, the Investment Manager and the Sub-Adviser;

WHEREAS, the Investment Manager and the Sub-Adviser, with the approval of the Trust's Board of Trustees, has retained the Manager, to assist the Investment Manager and the Sub-Adviser in the provision of investment advisory services to the Fund(s), under the terms of an investment sub-advisory agreement, dated April 1, 2014 and as amended or supplemented from time to time, among the Trust, the Investment Manager, the Sub-Adviser and the Manager (attached hereto as Appendix A, the "Former Manager Sub-Advisory Agreement");

WHEREAS, a transaction (the "Transaction") whereby the equity holders of the Sub Adviser and the Investment Manager have entered into an agreement pursuant to which persons affiliated with the Investment Manager have, subject to the terms and conditions set forth therein, transferred all of their interests to the other equity holders of the Sub Adviser on the date of the closing of the Transaction (the "Closing");

WHEREAS, the Transaction is treated for purposes of the Investment Company Act of 1940 (the "1940 Act") as a change in control of the Sub-Adviser, constituting an "assignment" for purposes of Section 15(a)(4) of the 1940 Act and resulting in an automatic termination of the Former Manager Sub-Advisory Agreement as of the date of the Closing (the "Closing Date");

WHEREAS, the Board of Trustees of the Trust, on behalf of the Fund, approved the liquidation and termination of the Fund (the "Liquidation") to take place on or about October 12, 2018, pursuant to a written plan of liquidation and termination (attached hereto as Appendix B, the "Plan") such Plan constitutes instructions of the Fund and the Investment Manager for purposes of the Manager performing the services hereunder;

WHEREAS, the Investment Manager, the Trust and the Sub-Adviser desire that the Manager continue to serve as an investment subadviser of the Trust on behalf of the Fund as the Fund winds down its affairs, and the Manager is willing to continue to provide the services to the Fund in such capacity, on the terms and conditions stated herein; and

WHEREAS, solely for convenience, the Investment Manager, the Trust, the Sub-Adviser and the Manager wish to adopt the Former Manager Sub-Advisory Agreement as the framework for establishing the rights and obligations of the parties under this Agreement, and acknowledge that pursuant to the Plan, the Manager, under the direction of the Investment Manager and the Sub-Adviser, is authorized and directed to assist in connection with the winding down of the Fund in connection with the Liquidation of the Fund;

NOW, THEREFORE, the parties, intending to be legally bound, agree as follows:

1. Adoption of Former Agreement. Each party adopts and assumes as of the Closing Date the rights, duties and obligations of such party under the Former Manager Sub-Advisory Agreement (including, without limitation, the Fee Agreement attached as Schedule A thereto as if such Former Manager Sub Advisory Agreement had continued to be in effect following the Closing Date).

2. Plan of Liquidation. The parties acknowledge and agree that pursuant to the Plan, the Manager, under the direction of the Investment Manager and the Sub-Adviser, is authorized and directed to effect the winding down of the Fund in connection with the Liquidation of the Fund.

3. Miscellaneous. This Agreement may be executed in multiple counterparts and all counterparts so executed will constitute one and the same agreement binding on all of the parties.

IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated below on the dates indicated below with effect as of the day and year first above written.
WELLS FARGO FUNDS TRUST
 on behalf of its series, Wells Fargo Alternative Strategies Fund

 By:
 Name:
 Title:

WELLS FARGO FUNDS MANAGEMENT, LLC

 By:
 Name:
 Title:

THE ROCK CREEK GROUP, LP

 By:
 Name:
 Title:

[Sub-Adviser]

 By:
 Name:
 Title:

Appendix A
 FORM OF FORMER MANAGER SUB-ADVISORY AGREEMENT
This AGREEMENT is made as of this 1st day of April 2014, by and among Wells Fargo Funds Trust (the "Trust"), a business trust organized under the laws of the State of Delaware with its principal place of business at 525 Market Street, 12th Floor, San Francisco, California 94105, Wells Fargo Funds Management, LLC (the "Adviser"), a limited liability company organized under the laws of the State of Delaware with its principal place of business at 525 Market Street, 12th Floor, San Francisco, California 94105, The Rock Creek Group, LP, a limited partnership organized under the laws of the State of Delaware, with its principal place of business at 1133 Connecticut Avenue, N.W., Suite 810, Washington, D.C. 20036 (the "Sub-Adviser") and [Sub-Adviser Name] organized under the laws of [State of Law] with a principal place of business at [Sub-Adviser Address] (the "Manager").

WHEREAS, the Adviser, the Sub-Adviser and the Manager are each registered investment advisers under the U.S. Investment Advisers Act of 1940 (the "Advisers Act"); and

WHEREAS, the Trust is registered under the U.S. Investment Company Act of 1940 (the "1940 Act"), as an open-end, series management investment company; and
WHEREAS, the Trust's Board of Trustees (the "Board") has engaged the Adviser to perform investment advisory services for each series of the Trust under the terms of an investment advisory agreement, dated August 6, 2003 and as amended and supplemented from time to time, between the Adviser and the Trust (the "Advisory Agreement"); and

WHEREAS, the Adviser, acting pursuant to the Advisory Agreement and with the approval of the Trust's Board, has retained the Sub-Adviser to provide specified investment advisory services to each series of the Trust listed in Appendix A hereto as it may be amended or supplemented from time to time (the "Fund(s)") under the terms of an investment sub-advisory agreement, dated April 1, 2014 and as amended or supplemented from time to time, among the Trust, the Adviser and the Sub-Adviser (the "Sub-Advisory Agreement"); and

WHEREAS, the Adviser and the Sub-Adviser wish to retain the Manager, and the Trust's Board has approved the retention of the Manager, to assist the Adviser and the Sub-Adviser in the provision of investment advisory services to the Fund(s), and
WHEREAS, the Manager is willing to provide those services on the terms and conditions set forth in this Agreement;

NOW THEREFORE, the Trust, the Adviser, the Sub-Adviser and the Manager agree as follows:

Section 1. The Trust. The Trust is engaged in the business of investing and reinvesting its assets in securities of the type and in accordance with the limitations specified in its Declaration of Trust, as amended or supplemented from time to time, By-Laws (if any) and Registration Statement filed with the U.S. Securities and Exchange Commission (the "Commission") under the 1940 Act and the U.S. Securities Act of 1933 (the "Securities Act"), including any representations made in the prospectus and statement of additional information relating to the Fund(s) contained therein and as may be supplemented from time to time, all in such manner and to such extent as may from time to time be authorized by the Board.
Section 2. Appointment of Manager. Subject to the direction and control of the Board, the Adviser has been appointed to manage the investment and reinvestment of the assets of the Fund(s) and to provide certain management and related services specified in the Advisory Agreement with respect to the Fund(s).
Subject to the direction and control of the Board and the Adviser, the Sub-Adviser has been appointed to manage the investment and reinvestment of the assets of the Fund(s) and to provide the management and related services specified in the Sub-Advisory Agreement, all in such manner and to such extent as may be directed from time to time by the Board or the Adviser.
Subject to the direction and control of the Board, the Adviser and the Sub-Adviser, and with the oversight of the Adviser and the Sub-Adviser, the Manager is hereby appointed and agrees to manage the investment and reinvestment of that portion of the assets of the Fund(s) allocated to it from time to time by the Board, the Adviser or the Sub-Adviser (the "Manager Portion") and to provide the management and related services specified herein, all in such manner and to such extent as may be directed from time to time by the Board, the Adviser or the Sub-Adviser. Without limiting the generality of the foregoing, the Board, the Adviser or the Sub-Adviser may direct the Manager's provision of management services with respect to the Manager Portion by delivering investment guidelines, investment policies and investment restrictions (as amended from time to time, the "Investment Guidelines"), and the Manager shall manage the investment and reinvestment of the Manager Portion in accordance with the Investment Guidelines. The investment authority granted to the Manager with respect to the Manager Portion shall include only the authority to make investment decisions with regard to the investment, reinvestment and disposition of assets held by the Fund(s) in the Manager Portion and to exercise whatever powers the Trust may possess with respect to any of the assets in the Manager Portion, including, but not limited to, the power to exercise rights, options, warrants, conversion privileges, redemption privileges, and to tender securities pursuant to a tender offer. To the extent that any communication directing the provision of management services with respect to the Manager Portion are made or delivered pursuant to this Agreement by either the Adviser or the Sub-Adviser, such communications or instruction, unless otherwise specified, shall be deemed to have been made by both the Adviser and the Sub-Adviser. To the extent that any communication directing the provision of management services with respect to the Manager Portion are made or delivered to the Manager pursuant to this Agreement by the Board, such communications or instruction shall supersede any communications or instruction provided by the Adviser or the Sub-Adviser regarding the same matter.
Section 3. Duties and Representations and Warranties of the Manager.

(a) The Manager shall make decisions with respect to all purchases and sales of securities and other investment assets for the Manager Portion of the Fund(s). To carry out such decisions, the Manager is hereby authorized, as agent and attorney-in-fact for the Trust, for the account of, at the risk of and in the name of the Trust, to place orders and issue instructions with respect to those transactions of the Fund(s) with respect to the Manager Portion thereof. In all purchases, sales and other transactions in securities and other investment assets for the Manager Portion of the Fund(s), the Manager is authorized to exercise full discretion and act for the Trust in the same manner and with the same force and effect as the Trust might or could do with respect to such purchases, sales or other transactions, as well as with respect to all other things necessary or incidental to the furtherance or conduct of such purchases, sales or other transactions.

(b) The Manager acknowledges that the Fund(s) and other mutual funds advised by the Adviser (collectively, the "fund complex") may engage in transactions with certain sub-advisers or other managers in the fund complex (and their affiliated persons) in reliance on exemptions under Rule 10f-3, Rule 12d3-1, Rule 17a-10 and Rule 17e-1 under the 1940 Act. Accordingly, the Manager hereby agrees that it will not consult with any other sub-adviser or manager of a fund in the fund complex, or an affiliated person of a sub-adviser or manager, concerning transactions for a fund in securities or other fund assets. With respect to a multi-managed Fund(s), the Manager shall be limited to managing only the Manager Portion as may be determined from time-to-time by the Board, the Adviser or the Sub-Adviser, and shall not consult with another manager as to any other portion of the Fund(s)' portfolio concerning transactions for the Fund(s) in securities or other Fund assets. Notwithstanding the foregoing, nothing herein shall be deemed to prohibit consultations between (i) a Manager that is not an affiliated person of the Adviser or the Sub-Adviser and a sub-adviser or manager that is an affiliated person of the Adviser or the Sub-Adviser or (ii) a Manager that is an affiliated person of the Adviser or Sub-Adviser and any other sub-adviser or manager.

(c) The Manager will provide information and reports to the Adviser and/or the Sub-Adviser at their reasonable request, and, upon request, to the Board at a meeting thereof, concerning all material changes in the Manager Portion of the Fund(s) since the prior report, and will also keep the Adviser and/or the Sub-Adviser, and, upon request, the Board informed of important developments affecting the Trust, the Manager Portion of the Fund(s). At the request of the Adviser or the Sub-Adviser, the Manager shall review draft shareholder reports and annual updates to prospectuses and other documents and provide timely comments thereon. The Manager will also furnish the Adviser and/or the Sub-Adviser, and upon request, the Board with such statistical and analytical information with respect to securities or other assets in the Manager Portion of the Fund(s) as the Board, the Adviser or the Sub-Adviser reasonably may request. In making purchases and sales of securities for the Manager Portion of the Fund(s), the Manager will comply with the provisions, policies, restrictions and other requirements set forth in Section 7 of this Agreement, and the investment objectives, policies and restrictions of the Fund(s).

(d) The Manager shall promptly notify the Adviser and the Sub-Adviser (i) of any changes regarding the Manager that would reasonably be expected to impact disclosure in the Trust's Registration Statement, including, without limitation, any change in the personnel of the Manager responsible for making investment decisions for the Fund(s), (ii) of any material violation of any requirement, provision, policy or restriction that the Manager is required to comply with under Section 7 of this Agreement, and (iii) upon Manager becoming aware that it is, or likely may become, subject to any statutory disqualification pursuant to Section 9 of the 1940 Act or any other event otherwise that prevents the Manager from performing its duties pursuant to this Agreement. The Manager shall notify the Adviser and the Sub-Adviser of any change in "control" (as such term in defined in Section 2(a)(9) of the 1940 Act) of the Manager promptly after the reasonable possibility of such event becomes known to Manager. The Manager shall, as soon as reasonably practicable, notify the Adviser, the Sub-Adviser and the Trust of any legal process served upon it in connection with its activities hereunder, including any legal process served upon it on behalf of the Adviser, the Sub-Adviser, the Fund(s) or the Trust. The Manager shall reasonably cooperate with the Fund(s)' custodian ("Custodian") in the Custodian's processing of class actions or other legal proceedings relating to the holdings (historical and/or current) of the Fund(s). The Manager shall not be required to compile or file claims or take any related actions on behalf of the Trust in any class action, bankruptcy or other legal proceeding related to securities currently or previously held by the Trust, but shall provide reasonable assistance to the Adviser in connection with such matters.

(e) The Manager shall supervise and monitor the activities of its representatives, personnel and agents in connection with the execution of its duties and obligations hereunder. The appropriate personnel of the Manager will be made available to consult with the Adviser, the Sub-Adviser, the Trust and the Board at reasonable times and upon reasonable notice concerning the Manager's performance of services hereunder or any other aspect of the business of the Trust and the Fund(s). Without limiting the generality of the foregoing, appropriate personnel of the Manager will assist the Adviser and/or the Board in the valuation of securities or other investment assets held within the Manager Portion of the Fund(s) in accordance with the Trust's Procedures for the Valuation of Portfolio Securities.

(f) The Manager is not authorized to sub-contract or otherwise delegate any of the services contemplated hereby to any other person without the prior written consent of the Trust, the Adviser and the Sub-Adviser, which consent may be withheld for any reason. Notwithstanding the foregoing, the Manager may: (i) from time to time employ or sub-contract the services of certain persons as the Manager believes to be appropriate or necessary to assist in the execution of the Manager's duties hereunder (other than the provision of investment advice to the Fund(s)), and (ii) utilize the personnel of its foreign affiliates to assist it with providing its services under this Agreement consistent with the guidance issued by the staff of the Commission relating to "participating affiliates"; provided, however, that the employment or association with any such person shall not relieve the Manager of its responsibilities or liabilities hereunder and the Manager will remain solely responsible for the provision of services under this Agreement, and the cost of performance of such duties shall be borne and paid solely by the Manager and no obligation may be imposed on the Trust in any such respect. Any other attempt to sub-contract or delegate any such services without such consent shall be invalid.

(g) The Manager represents and warrants to the Adviser, the Sub-Adviser and the Trust that: (i) the Manager is registered as an investment adviser under the Advisers Act and is registered or licensed as an investment adviser under the laws of all jurisdictions in which its activities require it to be so registered or licensed; (ii) the Manager is duly organized and validly existing and has requisite power and authority to enter into and perform its obligations under this Agreement; and (iii) the execution, delivery and performance of this Agreement by the Manager has been duly authorized by appropriate action of the Manager.

 Section 4. Delivery of Documents to the Manager. The Adviser or the Sub-Adviser has furnished the Manager with true, correct and complete copies of the following documents:

(a) The Declaration of Trust, as in effect on the date hereof;
 (b) The Registration Statement filed with the Commission under the 1940 Act, including the prospectuses related to the Fund(s) included therein;
 (c) The Advisory Agreement and the Sub-Advisory Agreement; and
 (d) Written guidelines, policies and procedures adopted by the Trust that are applicable to the Fund(s) and the Investment Guidelines.

The Adviser or the Sub-Adviser will furnish the Manager with all future amendments and supplements to the foregoing as soon as practicable after such documents become available. The Adviser or the Sub-Adviser shall furnish the Manager with any further documents, materials or information that the Manager may reasonably request in connection with the performance of its duties hereunder.

The Manager shall furnish the Adviser or the Sub-Adviser with written certifications, in such form as the Adviser or the Sub-Adviser shall reasonably request, that it has received and reviewed the most recent version of the foregoing documents provided by the Adviser or the Sub-Adviser and that it will comply with such documents in the performance of its obligations under this Agreement.
Section 5. Delivery of Documents to the Adviser and the Sub-Adviser. The Manager has furnished, and in the future will furnish, the Adviser and the Sub-Adviser with true, correct and complete copies of each of the following documents:

(a) The Manager's most recent Form ADV;
 (b) The Manager's most recent balance sheet;
 (c) The current Code of Ethics of the Manager, adopted pursuant to Rule 17j-1 under the 1940 Act, and annual certifications regarding compliance with such Code; and
 (d) Copies of its policies and procedures adopted pursuant to Rule 206(4)-7 under the Advisers Act, as amended from time to time, and the report memorializing the results of the annual review of the adequacy of such policies and procedures.

In addition, the Manager will furnish the Adviser and the Sub-Adviser with a summary of the results of any examination of the Manager by the Commission or other regulatory agency with respect to the Manager's investment management activities.

The Manager will furnish the Adviser and the Sub-Adviser with all such documents as soon as practicable after such documents become available, to the extent that such documents have been changed materially. The Manager shall furnish the Adviser and the Sub-Adviser with any further documents, materials or information as the Adviser or the Sub-Adviser may reasonably request in connection with the Manager's performance of its duties under this Agreement, including, but not limited to, information regarding the Manager's financial condition, level of insurance coverage, code of ethics compliance, conflict mitigation practices, and any certifications or sub-certifications which may reasonably be requested in connection with Fund(s) registration statements, Form N-CSR filings or other regulatory filings, and in connection with the consideration of the continuation of this Agreement for approval as set forth in Section 15 hereof.

Section 6. Control by Board. As is the case with respect to the Adviser under the Advisory Agreement, and the Sub-Adviser under the Sub-Advisory Agreement, any investment activities undertaken by the Manager pursuant to this Agreement, as well as any other activities undertaken by the Manager on behalf of the Fund(s), shall at all times be subject to the direction and control of the Trust's Board.

Section 7. Compliance with Applicable Requirements. In carrying out its obligations under this Agreement, the Manager shall at all times comply with:

(a) all applicable provisions of the 1940 Act and the Advisers Act, and any rules and regulations adopted thereunder;

(b) the provisions of the registration statement of the Trust, as it may be amended or supplemented from time to time, under the Securities Act and the 1940 Act provided that the Manager has had an opportunity to review the description of its activities under this Agreement;

(c) the provisions of the Declaration of Trust of the Trust, as it may be amended or supplemented from time to time;

(d) the provisions of any By-laws of the Trust, if adopted and as it may be amended from time to time, resolutions of the Board as may be adopted from time to time, the applicable provisions of written guidelines, policies and procedures adopted by the Trust or the Board, and the Investment Guidelines;

(e) the provisions of the U.S. Internal Revenue Code of 1986, as amended (the "Code"), applicable to the Trust or the Fund(s); and

(f) any other applicable provisions of state or federal law.

of the Manager with respect to the foregoing will not require the Manger to comply with such provisions of law (including the income and diversification provisions of Subchapter M of the Code) that apply specifically to the management of the Fund(s)' assets or operation of the Fund(s) as a whole and not individually to the Manager Portion.

In addition, without limiting the generality of the foregoing, the Manager agrees that: (i) any code of ethics adopted by the Manager must comply with Rule 17j-1 under the 1940 Act and Rule 204A-1 under the Advisers Act, as they may be amended from time to time, and, if requested by the Trust, the Adviser or the Sub-Adviser, any practices regarding personal investing as may be set out in any interpretive release or guidance issued by the Commission or its staff, (ii) the Adviser and the Trust may disclose Fund(s) portfolio holdings information (including with respect to the Manager Portion) in accordance with the Trust's policies and procedures governing the disclosure of Fund(s) portfolio holdings, as amended or supplemented from time to time, and as required by applicable law or as otherwise provided hereunder, and (iii) the Manager will not use, nor will it seek to obtain, material non-public information concerning portfolio companies in connection with performing its duties hereunder.

Section 8. Proxies. The Manager shall not have responsibility to vote proxies solicited with respect to issuers of securities in which assets of the Manager Portion of the Fund(s) are invested; however, the Manager will provide, when requested by the Adviser, information on a particular issuer to assist the Adviser in the voting of a proxy.

Section 9. Broker-Dealer Relationships. The Manager is responsible for the purchase and sale of securities for the Manager Portion of the Fund(s), broker-dealer selection, and negotiation of brokerage commission rates. The Manager's primary consideration in effecting a security transaction will be to obtain the best price and execution under the circumstances. In selecting a broker-dealer to execute each particular transaction for the Manager Portion of the Fund(s), the Manager will consider such factors it considers to be relevant to the transaction, which are expected to include, among other things: the best net price available, the reliability, integrity and financial condition of the broker-dealer; the size of and difficulty in executing the order; and the value of the expected contribution of the broker-dealer to the Fund(s) on a continuing basis. Accordingly, the price to the Fund(s) in any transaction may be less favorable than that available from another broker-dealer if the Manager determines in good faith that the difference is reasonably justified by other aspects of the portfolio execution services offered. Subject to such policies as the Board may from time to time determine, the Manager shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of having caused the Fund(s) with respect to the Manager Portion to pay a broker or dealer that provides brokerage and research services to the Manager an amount of commission for effecting a portfolio investment transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction, if the Manager determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the overall responsibilities of the Manager with respect to the Manager Portion of the Fund(s) and to other clients of the Manager. The Manager is further authorized to allocate the orders placed by it on behalf of the Manager Portion of the Fund(s) to brokers and dealers who provide brokerage and research services within the meaning of Section 28(e) of the Securities Exchange Act of 1934 and in compliance therewith. Such allocation shall be in such amounts and proportions as the Manager shall determine and the Manager will report on said allocations regularly to the Board, indicating the brokers to whom such allocations have been made and the basis therefor.

Provided the investment objective of the Fund(s) is adhered to, the Manager may aggregate sales and purchase orders of securities for the Manager Portion of the Fund(s) with similar orders being made at approximately the same time for other portfolios managed by the Manager, if, in the Manager's reasonable judgment, such aggregation will result in an overall economic benefit to the Fund(s). In accounting for such aggregated order, price and commission shall be averaged on a per bond or share basis daily. The Trust and the Adviser acknowledge that the Manager's determination of such economic benefit to the Fund(s) may be based on an evaluation that the Fund(s) is benefited by relatively better purchase or sales price, lower commission expenses and beneficial timing of transactions, the Manager's fiduciary duty to fairly allocate trading opportunities among its clients, or a combination of these and other factors. The allocation of securities so purchased or sold shall be made by the Manager in the manner that the Manager considers to be most equitable and consistent with its fiduciary obligations to the Fund(s) and other clients. The Manager represents and acknowledges that it is solely responsible for complying, and agrees that it shall comply, with any and all applicable pronouncements of the Commission or its staff with respect to the requirements for aggregating trades as may be set out in any interpretive release and/or no-action letters issued by the Commission or its staff. The Manager shall not be responsible for any acts or omissions by any broker or dealer, provided that the Manager did not act with negligence or willful misconduct in the selection of such broker or dealer.

The Manager shall not engage in any transactions for the Manager Portion of the Fund(s) with or through any broker-dealer that is an affiliated person of the Manager or of the Adviser or the Sub-Adviser except in compliance with all applicable regulations of the Commission and the applicable policies and procedures of the Trust governing such transactions.

Section 10. Expenses of the Fund(s). All of the ordinary business expenses incurred in the operations of the Fund(s) and the offering of their shares shall be borne by the Fund(s) unless specifically provided otherwise in this Agreement. These expenses borne by the Trust include, but are not limited to, brokerage commissions, taxes, legal, auditing or governmental fees, the cost of preparing share certificates, custodian, transfer agent and shareholder service agent costs, expense of issue, sale, redemption and repurchase of shares, expenses of registering and qualifying shares for sale, expenses relating to trustees and shareholder meetings, the cost of preparing and distributing reports and notices to shareholders, the fees and other expenses incurred by the Fund(s) in connection with membership in investment company organizations and the cost of printing copies of prospectuses and statements of additional information distributed to the Fund(s)' shareholders.

The Manager shall pay its own expenses in connection with the services to be provided by it pursuant to this Agreement.

In addition, the Adviser (and not any other party to this Agreement) shall be responsible for reasonable out-of-pocket costs and expenses incurred by it, the Sub-Adviser or the Trust: (a) to amend the Trust's registration statement (other than as part of a normal annual updating of the registration statement) or supplement the Fund(s)' prospectuses and/or statement of additional information, and circulate the same, solely to reflect a change in the personnel of the Manager responsible for making investment decisions in relation to the Fund(s); or (b) to obtain shareholder approval of a new sub-advisory agreement as a result of a change in "control" (as such term in defined in Section 2(a)(9) of the 1940 Act) of the Manager (which may include, without limitation, the costs of preparing, printing and mailing a proxy statement for the shareholder meeting and proxy solicitation services, among others), or to otherwise comply with the 1940 Act, the Securities Act, or any other applicable statute, law, rule or regulation, as a result of such change.

Section 11. Compensation. As compensation for the sub-advisory services provided under this Agreement, the Adviser shall pay the Manager fees, payable monthly, at the annual rates indicated on Schedule A hereto, as such Schedule may be amended or supplemented from time to time. It is understood that the Adviser shall be responsible for the Manager's fee for its services hereunder, and the Manager agrees that it shall have no claim against the Trust, the Fund(s) or the Sub-Adviser with respect to compensation under this Agreement.

Section 12. Standard of Care. The Trust and Adviser and Sub-Adviser shall expect of the Manager, and the Manager will give the Trust and the Adviser and Sub-Adviser the benefit of, the Manager's best judgment and efforts in rendering its services to the Trust, and the Manager shall not be liable hereunder for any mistake in judgment. In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties hereunder on the part of the Manager or any of its officers, directors, employees or agents, the Manager shall not be subject to liability to the Trust or to any shareholders in the Trust for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security.

Section 13. Non-Exclusivity. The services of the Manager to the Sub-Adviser, the Adviser and the Trust are not to be deemed to be exclusive, and the Manager shall be free to render investment advisory and administrative or other services to others (including other investment companies) and to engage in other activities. It is understood and agreed that officers or directors of the Manager are not prohibited from engaging in any other business activity or from rendering services to any other person, or from serving as partners, officers, directors or trustees of any other firm or trust, including other investment advisory companies.

It is understood that the Manager performs investment advisory services for various clients, including accounts of clients in which the Manager or associated persons have a beneficial interest. The Manager may give advice and take action in the performance of its duties with respect to any of its other clients, which may differ from the advice given, or the timing or nature of action taken, with respect to the assets of the Fund(s). Nothing in this Agreement shall be deemed to impose upon the Manager any obligation to purchase or sell for the Fund(s) any security or other property that the Manager purchases or sells for its own accounts or for the account of any other client.

Section 14. Records. The Manager shall, with respect to the placing and allocation of brokerage orders placed by it for the purchase and sale of portfolio securities or other investment assets and other portfolio transactions of the Fund(s) in the Manager Portion, maintain or arrange for the maintenance of the documents and records required to be maintained by the Trust pursuant to Rule 31a-1 under the 1940 Act and other applicable law or regulation as well as trade tickets and confirmations of portfolio trades and such other records as the Adviser or the Fund(s)' Administrator reasonably requests to be maintained. All such records shall be maintained in a form acceptable to the Fund(s) and in compliance with the provisions of Rule 31a-1 or any successor rule or other applicable law or regulation. The Manager shall prepare and maintain, or cause to be prepared and maintained, in such form, for such periods and in such locations as may be required by applicable law, any and all other documents and records relating to the services provided by the Manager pursuant to this Agreement required to be prepared and maintained by the Trust pursuant to the rules and regulations of any national, state, or local government entity with jurisdiction over the Trust, including the Commission and the Internal Revenue Service of the U.S. Department of Treasury. All such records will be the property of the Trust, and will be available for inspection and use by the Trust and their authorized representatives (including the Adviser and the Sub-Adviser) at all times during the Manager's normal business hours. The Manager shall promptly, upon the request of the Trust or the Trust's authorized representatives (including the Adviser and the Sub-Adviser), surrender and deliver to the Fund(s) those records which are the property of the Trust or any Fund(s). The Manager will promptly notify the Fund(s)' Administrator if it experiences any difficulty in maintaining the records in an accurate and complete manner.

Section 15. Term and Approval. This Agreement shall become effective with respect to the Fund(s) after it is approved by the Board of Trustees of the Trust, including by a majority of the Trustees who are not interested persons of the Trust, and executed by the Trust, Adviser, Sub-Adviser and Manager, and the Sub-Adviser has provided the Manager with assets to invest, and shall continue in effect for more than two years from its effective date, provided that the continuation of this Agreement is approved in accordance with the requirements of the 1940 Act, which currently requires that the continuation be approved at least annually:

(a) (i) by the Trust's Board of Trustees or (ii) by the vote of "a majority of the outstanding voting securities" of the Fund(s) (as defined in Section 2(a)(42) of the 1940 Act), and

(b) by the affirmative vote of a majority of the Trust's Trustees who are not parties to this Agreement or "interested persons" (as defined in the 1940 Act) of a party to this Agreement (other than as Trustees of the Trust), by votes cast in person at a meeting specifically called for such purpose.

Section 16. Termination. This Agreement may be terminated with respect to the Fund(s) at any time, without the payment of any penalty, by vote of the Trust's Board of Trustees or by vote of a majority of the Fund(s)' outstanding voting securities, or by the Adviser, Sub-Adviser or Manager, on sixty (60) days' written notice to the other party. The notice provided for herein may be waived by the party entitled to receipt thereof. This Agreement shall automatically terminate in the event of its assignment, the term "assignment" for purposes of this paragraph having the meaning defined in Section 2(a)(4) of the 1940 Act, as it may be interpreted by the Commission or its staff in interpretive releases, or applied by the Commission staff in no-action letters, issued under the 1940 Act. This Agreement shall automatically terminate in the event of the termination of the Advisory Agreement. This Agreement may also be terminated immediately by the Adviser, the Sub-Adviser or the Trust in the event that the Manager commits a material violation of any governing law or regulation.

Section 17. Indemnification by the Manager. In the absence of willful misfeasance, bad faith, negligence or reckless disregard of obligations or duties hereunder on the part of the Trust, the Adviser or the Sub-Adviser, or any of their respective officers, directors, employees, affiliates or agents, the Manager agrees to indemnify and hold the Trust, any Fund(s) of the Trust, the Adviser and the Sub-Adviser and their respective officers, directors, employees, affiliates and agents (severally, but not jointly) harmless from and against, any and all losses, damages, costs, charges, counsel fees, payments, expenses, liability, claims, actions, suits or proceedings at law or in equity whether brought by a private party or a governmental department, commission, board, bureau, agency or instrumentality of any kind, arising out of or attributable to the willful misfeasance, bad faith, grossly negligent acts or reckless disregard of obligations or duties of the Manager or any of its officers, directors, employees or agents. The Manager shall not be liable hereunder for any losses or damages resulting from the Manager's adherence to the written instructions of the Adviser or the Sub-Adviser or for any losses or damages that did not result from the Manager's breach of the standard of care set forth in Section 12 hereof.

Section 18. Indemnification by the Trust, the Adviser and the Sub-Adviser. In the absence of willful misfeasance, bad faith, negligence or reckless disregard of duties hereunder on the part of the Manager or any of its officers, directors, employees or agents, the Trust, the Adviser and the Sub-Adviser hereby agrees to indemnify and hold harmless the Manager against any and all losses, damages, costs, charges, counsel fees, payments, expenses, liability, claims, actions, suits or proceedings at law or in equity whether brought by a private party or a governmental department, commission, board, bureau, agency or instrumentality of any kind, arising from: (i) the advertising, solicitation, sale, purchase or pledge of securities, whether of the Fund(s) or other securities, undertaken by the Fund(s), their respective officers, directors, employees or affiliates, (ii) resulting from any violations of the securities laws, rules, regulations, statutes and codes, whether federal or of any state, by the Fund(s), their officers, directors, employees or affiliates, or (iii) the willful misfeasance, bad faith, grossly negligent acts or reckless disregard of obligations or duties hereunder on the part of the Fund(s), the Adviser or the Sub-Adviser or their respective officers, directors, employees or affiliates; provided, however, the Sub-Adviser shall have no obligation to indemnify and hold harmless the Manager with respect to any of the foregoing matters to the extent the Sub-Adviser did not commit such violations, take such actions or act in such manner. Federal and state securities laws impose liabilities under certain circumstances on persons who act in good faith, and nothing herein or in Section 17 shall constitute a waiver or limitation of any rights which the Fund(s) may have and which may not be waived under any applicable federal and state securities laws.

Section 19. Notices. Any notices under this Agreement shall be in writing, addressed and delivered or mailed postage paid to the other parties at such address as such other parties may designate for the receipt of such notice. Until further notice to the other parties, it is agreed that the address of the Trust shall be 525 Market Street, 12th Floor, San Francisco, California 94105, Attention: Karla Rabusch, and that of the Adviser shall be 525 Market Street, 12th Floor, San Francisco, California 94105, Attention: C. David Messman, and that of the Sub-Adviser shall be 1133 Connecticut Avenue, N.W., Suite 810, Washington, D.C. 20036, Attention: Sherri Rossoff, and that of the Manager shall be 280 Congress Street, Boston, Massachusetts 02025, Attention: Legal and Compliance.

Section 20. Questions of Interpretation. Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the 1940 Act shall be resolved by reference to such terms or provision of the 1940 Act and to interpretations thereof, if any, by the United States Courts or in the absence of any controlling decision of any such court, by rules, regulations or orders of the Commission, or interpretations of the Commission or its staff, or Commission staff no-action letters, issued pursuant to the 1940 Act. In addition, where the effect of a requirement of the 1940 Act or the Advisers Act reflected in any provision of this Agreement is revised by rule, regulation or order of the Commission, such provision shall be deemed to incorporate the effect of such rule, regulation or order. The duties and obligations of the parties under this Agreement shall be governed by and construed in accordance with the laws of the State of Delaware to the extent that state law is not preempted by the provisions of any law of the United States heretofore or hereafter enacted.

Section 21. Amendment. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought. If shareholder approval of an amendment is required under the 1940 Act, no such amendment shall become effective until approved by a vote of the majority of the outstanding shares of the affected Fund(s). Otherwise, a written amendment of this Agreement is effective upon the approval of the Board, the Adviser, the Sub-Adviser and the Manager.
Section 22. Wells Fargo Name. The Manager shall not, without prior written consent of the Adviser: (i) use in advertising, publicity or otherwise the name of "Wells Fargo," including the name of Wells Fargo & Co. or any of its affiliates, nor any trade name, trademark, trade device, service mark, symbol, logo or any abbreviation, contraction or simulation thereof owned by Wells Fargo & Co. or any of its affiliates; or (ii) represent, directly or indirectly, that any product or any service provided by the Manager has been approved or endorsed by Wells Fargo & Co. or any of its affiliates.

Section 23. Confidentiality. Subject to the provisions of the last paragraph of Section 7 hereof and this Section 23, the following shall be treated as confidential ("Confidential Information"): (i) any information or recommendations supplied by the Manager in connection with the performance of its obligations and duties hereunder, including without limitation portfolio holdings in the Manager Portion, financial information or other information relating to the Manager; and (ii) any records and other information relative to the Trust, the Fund(s), the Adviser and the Sub-Adviser which the Manager receives or has access to in the performance of its duties in connection with the performance of its obligations and duties hereunder, including without limitation, prior, present or potential shareholders and clients, the list of Fund(s) portfolio securities, instruments and assets and liabilities of the Fund(s). Except as may be required by applicable law or rule or as requested by regulatory authorities, Confidential Information may be disclosed to or used only as necessary to carry out the purposes of this Agreement (including, without limitation, the disclosure of Confidential Information to, or the use of the same by, the Fund(s)' Custodian and fund accountant and other service providers supporting the operation of the Fund(s), the Fund(s)' auditors, legal advisors to any party, and such other persons as the Fund(s), the Adviser and the Sub-Adviser may designate in connection with the operation and management of the Manager Portion). The Manager shall not use its knowledge of Confidential Information regarding the Fund(s)' portfolio as a basis to place or recommend any securities or other transactions for its own benefit or the benefit of others or to the detriment of the Fund(s).

The Manager hereby authorizes the Fund(s), the Adviser and the Sub-Adviser to use all related evaluation material, analyses and information regarding the Manager and the investment program of the Manager Portion of the Fund(s), including information about portfolio holdings and positions, in connection with: (i) marketing the Fund(s), (ii) providing ongoing information to existing Fund(s) shareholders, and (iii) providing any required regulatory disclosures.

The confidentiality provisions of this Section 23 will not apply to any information that: (i) is or subsequently becomes publicly available without breach of any obligation owed to another party; (ii) became known to a party from a source other than another party, and without breach of an obligation of confidentiality owed to another party; (iii) is independently developed by any party without reference to the information required by this Agreement to be treated confidentially; or (iv) is used by any party in order to enforce any of its rights, claims or defenses under, or as otherwise contemplated in, this Agreement. Nothing in this Section 23 will be deemed to prevent a party from disclosing any information received hereunder pursuant to any applicable law or in response to a request from a regulatory or judicial authority.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed in duplicate by their respective officers on the day and year first written above.
 WELLS FARGO FUNDS TRUST
 on behalf of the Fund(s)

 By:
 C. David Messman
 Secretary
 WELLS FARGO FUNDS MANAGEMENT, LLC

 By:
 Andrew Owen
 Executive Vice President
 THE ROCK CREEK GROUP, LP

 By:
 Name:
 Title:

[Sub-Advisor Name]

 By:
 Name:
 Title:

APPENDIX A

[Sub-Advisor Name]
 SUB-ADVISORY AGREEMENT
 WELLS FARGO FUNDS TRUST

Wells Fargo Advantage Alternative Strategies Fund

Appendix B
 Plan of Liquidation
August 15, 2018

WELLS FARGO FUNDS TRUST
 PLAN OF LIQUIDATION AND TERMINATION

WHEREAS, Section 4 of Article XI of the Amended and Restated Declaration of Trust for Wells Fargo Funds Trust (the "Trust") states that: "[t]he Trustees may, without Shareholder approval (unless the 1940 Act or other applicable law expressly provides otherwise):...dissolve, liquidate, or terminate a Series….";
NOW THEREFORE, this Plan of Liquidation and Termination (the "Plan") for the Trust on behalf of its Wells Fargo Alternative Strategies Fund (the "Fund") is intended to accomplish the complete liquidation and termination of the Fund in conformity with Article XI of the Trust's Amended and Restated Declaration of Trust.
1. Board Approval of the Plan. The Plan was approved by the Trust's Board of Trustees, including a majority of the Trustees who are not interested persons thereof (the "Independent Trustees"), as defined in the Investment Company Act of 1940, at a Board meeting held on August 15, 2018 (the "Meeting"). As reflected in the resolutions of the Meeting, the Board of Trustees, including a majority of the Independent Trustees, determined the Plan to be in the best interests of the Fund and its shareholders.
2. Effective Time and Effective Date of the Plan. This Plan shall be effective with regard to the Fund at such time (the "Effective Time") and on such date (the "Effective Date") as determined by the officers of the Trust (the "Officers"). Following the Meeting, on a date determined by the Officers, the Fund will close to new investors and investments, except that existing retirement plans, benefit plans and retirement plan platforms may continue to add new participants and make additional purchases until the Fund's liquidation date. After the Meeting, the Fund shall continue to engage in all business activities appropriate and advisable to operate the Fund for the benefit of shareholders, including preparing for and taking the steps referred to in Sections 5 and 6.
3. Prior Notice of Liquidation. The Officers shall provide advance notice to shareholders of the liquidation of the Fund, and information as to the distribution of proceeds. Such distribution shall be made to each shareholder in accordance with instructions received from such shareholder, provided that if the Fund has not received instructions from a shareholder by the date specified in the notice, the shareholder's proceeds shall be distributed to the shareholder at the address listed on the account or such other standing arrangement governing the shareholder's account.
4. Fixing of Shares. The number of shares owned by a shareholder of the Fund shall be fixed on the basis of that shareholder's Fund holdings at the Effective Time on the Effective Date.
5. Liquidation of Assets and Payment of Debts. The Fund shall cause the orderly liquidation of all of its assets (other than a specified illiquid holding in a private company ("Illiquid Holding") to the extent that the sale and settlement of the Illiquid Holding cannot reasonably be expected to be completed by the Effective Date) to cash or equivalent form consistent with the terms of this Plan, by sale of its investments as the Officers and the Fund's investment manager and sub-advisers determine to be advisable, and pay or provide for the payment of all outstanding obligations, taxes and other liabilities, accrued or contingent (other than accrued but unpaid investment management fees equal to the value of the Illiquid Holding at the time of the final NAV calculation (the "Final Liability") on the Effective Date).
6. Liquidating Distributions. As soon as practicable after the Effective Date, the Fund will distribute the following to its shareholders of record as of the Effective Date: (i) a liquidating distribution equal to the shareholder's proportionate number of shares in the Fund (after the payment of the liabilities) carried to the fourth decimal place multiplied by the value of such shares carried to the fourth decimal place at the Effective Time on the Effective Date and then rounded to the nearest penny; and (ii) information concerning the sources of the liquidating distribution, if and as required by applicable law or regulation.
7. Post-Liquidation Disposition of Illiquid Holding and Discharge of Final Liability. Following the liquidating distributions described in Section 6, the Fund, acting through its Officers, shall seek to cause the liquidation of the Illiquid Holding and, from the proceeds thereof, pay the Final Liability. After the Final Liability is discharged, any excess proceeds realized from the disposition of the Illiquid Holding would not be retained by the Fund or by Wells Fargo Asset Management. Instead, such proceeds would be applied to a Wells Fargo Funds complex-wide expense or donated to a charitable organization.
8. Termination. After the completion of each liquidating distribution under the Plan described above, the Trust's Officers shall do any and all things necessary, in consultation with counsel, to wind up the affairs of the Fund, including filing any required documents with the United States Securities and Exchange Commission, state securities commissions or other federal or state agencies. Any actions necessary to terminate the Fund's registration with federal or state securities authorities may, if needed, be completed prior to completion of the post-liquidation disposition of the Illiquid Holding and payment of the Final Liability described above.
9. Expenses of Liquidation and Termination. The Fund will bear all expenses associated with its liquidation and termination.
10. Power of Officers. The Officers are authorized, empowered and directed by the approval of the Plan by the Board of Trustees to take any and all actions deemed necessary or appropriate, in consultation with counsel, to effectuate the Plan and the liquidation and termination of the Fund, including, without limitation, preparing, executing and delivering any documents necessary to effectuate the Plan and to liquidate and terminate the Fund.

Exhibit B

Principal Holders of Fund Shares. Set forth below as of August 1, 2018, is the name, address and share ownership of each person with record ownership of 5% or more of a class of the Fund. Except as identified below, no person with record ownership of 5% or more of a class of the Fund is known by the Trust to have beneficial ownership of such shares.

Name and Address of Shareholders	Number of Shares	Percentage of Shares of Class
Alternative Strategies Fund Fund Level
Everen Cap Corp For WFAM Hldgs LLC FBO WFFM-WFF Seed Account MAC #A0103-122 525 Market Street, 12th Floor San Francisco, CA 94105-2720	4,275,447.6620	32.41%
Alternative Strategies Fund Class A
Wells Fargo Clearing Services LLC Special Custody Acct for the Exclusive Benefit of Customer 2801 Market St Saint Louis, MO 63103-2523	332,294.4280	36.16%
JP Morgan Securities, LLC Omnibus Account Foe The Exclusive Benefit of Customers 4 Chase Metrotech Center 3rd Floor Mutual Fund Department Brooklyn, NY 11245-0003	129.947.4560	14.14%
Everen Cap Corp For WFAM Hldgs LLC FBO WFFM-WFF Seed Account MAC #A0103-122 525 Market Street, 12th Floor San Francisco, CA 94105-2720	103,312.3820	11.24%
American Enterprise Investment Services 707 2nd Ave South Minneapolis, MN 55402-2405	80,498.0390	8.76%
Karla M. Rabusch Trustee Karla M. Rabusch Revocable Family Trust 1325 Filbert Street San Francisco, CA 94109-1723	49,831.2170	5.42%
Alternative Strategies Fund Class C
Morgan Stanley Smith Barney Harborside Financial Center Plaza 2 3rd Floor Jersey City, NJ 07311	105,583.6270	24.36%
Everen Cap Corp For WFAM Hldgs LLC FBO WFFM-WFF Seed Account MAC #A0103-122 525 Market Street, 12th Floor San Francisco, CA 94105-2720	103,340.8470	23.84%
American Enterprise Investment Services 707 2nd Ave South Minneapolis, MN 55402-2405	75,846.3190	17.50%
Wells Fargo Clearing Services, LLC Special Custody Account For The Exclusive Benefit Of Customers 2801 Market Street Saint Louis, MO 63103-2523	65,235.5520	15.05%
LPL Financial Omnibus Customer Account Attn: Mutual Fund Trading 4707 Executive Dr San Diego, CA 92121-3091	27,569.8000	6.36%
Alternative Strategies Fund Administrator Class
Everen Cap Corp For WFAM Hldgs LLC FBO WFFM-WFF Seed Account MAC #A0103-122 525 Market Street, 12th Floor San Francisco, CA 94105-2720	103,305.4700	65.75%
National Financial Services LLC For Exclusive Benefit of our Customers Attn: Mutual Fund Dept 4th Floor 499 Washington Blvd Jersey City, NJ 07310-1995	32,260.2180	20.53%
Charles Schwab & Co Inc Special Custody Account FBO For Exclusive Benefit of Customers 211 Main Street San Francisco, CA 94105-1905	18,753.5520	11.94%
Alternative Strategies Fund Institutional Class
Everen Cap Corp For WFAM Hldgs LLC FBO WFFM-WFF Seed Account MAC #A0103-122 525 Market Street, 12th Floor San Francisco, CA 94105-2720	4,275,447.6620	36.60%
Wells Fargo Clearing Services, LLC Special Custody Account For The Exclusive Benefit Of Customers 2801 Market Street Saint Louis, MO 63103-2523	2,412,869.1510	20.65%
Morgan Stanley Smith Barney Harborside Financial Center Plaza 2 3rd Floor Jersey City, NJ 07311	2,114,556.4350	18.10%
Raymond James Omnibus for Mutual Funds Attn: Courtney Waller 880 Carillon Pkwy St Petersburg, FL 33716-1100	1,187,746.7550	10.17%

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